As filed with the Securities and Exchange Commission on November 13, 2020

Securities Act File No. 333-249467

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

Registration Statement
Under
The Securities Act Of 1933	☒

Pre-Effective Amendment No. 1	☐
Post-Effective Amendment No.	☐

Bragg Capital Trust

(Exact Name of Registrant Specified in Charter)

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(Address of Principal Executive Offices) (Zip Code)

(310) 473-0225

(Registrant’s Area Code and Telephone Number)

J. RICHARD ATWOOD, PRESIDENT

BRAGG CAPITAL TRUST

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(NAME AND ADDRESS OF AGENT FOR SERVICE)

With copies to:

MARK D. PERLOW, ESQ.

DECHERT LLP

ONE BUSH STREET

SUITE 1600

SAN FRANCISCO, CA 94104

Approximate Date Of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such date as the Commission, acting pursuant to said Section 8 (a), may determine that the Registration Statement shall become effective.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

COMBINED PROXY STATEMENT/PROSPECTUS

November 17, 2020

PROXY STATEMENT FOR:

FPA Capital Fund, Inc.

(the “Target Fund”)

PROSPECTUS FOR:

Bragg Capital Trust

FPA Queens Road Small Cap Value Fund

This is a brief overview of the proposed Reorganization (as defined below). We encourage you to read the full text of the enclosed combined proxy statement/prospectus.

Q: What is being proposed?

Shareholders of FPA Capital Fund, Inc. (the “Target Fund”) are being asked to vote on the proposed reorganization (the “Reorganization”) of the Target Fund into an existing series of Bragg Capital Trust (“Bragg Trust”), the FPA Queens Road Small Cap Value Fund (the “Acquiring Fund”):

More specifically, in the proposed Reorganization the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Institutional Class shares of the Acquiring Fund. The Acquiring Fund will issue Institutional Class shares of the Acquiring Fund (“Acquisition Shares”) that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund outstanding immediately before the Reorganization.  Accordingly, each shareholder of the Target Fund at the time of the Reorganization will receive Institutional Class shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of that shareholder’s investment in the Target Fund immediately before the Reorganization. (The Target Fund and the Acquiring Fund are referred to individually or collectively as a “Fund” or the “Funds.”)  Please see the “The Agreement and Plan of Reorganization” section of the proxy statement for more information.

On October 23, 2020, First Pacific Advisors, LP (“FPA”), the Target Fund’s investment adviser, became the investment adviser to the Acquiring Fund, and Bragg Financial Advisors, Inc. (“BFA”), the former investment adviser to the Acquiring Fund, became the Acquiring Fund’s sub-adviser. Also at that time, the persons serving on the Board of Directors of the Target Fund were elected as Trustees of the Acquiring Fund in replacement of the Acquiring Fund’s former Trustees. No changes to the Acquiring Fund’s principal investment strategies were made in connection with these changes in management of the Acquiring Fund, and Steve Scruggs, CFA, Director of Research and Senior Portfolio Manager for BFA, continues to serve as the portfolio manager for the Acquiring Fund, and is expected to serve in the same capacity for the Acquiring Fund following the Reorganization.

Q: How will the Reorganization work?

On September 4, 2020, the Target Fund announced that its Board of Directors approved an Agreement and Plan of Reorganization (the “Agreement”) with Bragg Trust to reorganize the Target Fund into the Acquiring Fund. The Acquiring Fund is an existing series of Bragg Trust. The Agreement provides for: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for Institutional Class shares of the Acquiring Fund of equal aggregate net asset value; (ii) the assumption by the Acquiring Fund of all the Target Fund’s liabilities; (iii) the distribution by the Target Fund of Institutional Class shares of the Acquiring Fund to the shareholders of the Target Fund; and (iv) the termination, dissolution and complete liquidation of the Target Fund as soon as practicable after the closing.

It is expected that the proposed Reorganization will result in a level and quality of services that are as good as or better than those the shareholders of the Target Fund currently receive. In addition, the investment objectives, strategies and policies of the Target Fund and the Acquiring Fund are similar, with certain differences described in the Proxy Statement/Prospectus.  There are no differences in the management fees, and some differences in the expected expense ratios for the Acquiring Fund as compared to the Target Fund, as discussed below. In addition, FPA has agreed to limit, for three years after the closing of the Reorganization, the Acquiring Fund’s Institutional Class shares’ total annual operating expenses at 0.89%, which is three (3) basis points lower than the Target Fund’s total annual operating expenses of 0.92% as of March 31, 2020, its most recent fiscal year end.  Amounts waived or reimbursed by FPA, in its role as investment adviser of the Acquiring Fund beginning November 1, 2020, may be recouped by FPA within three years from the date of the waiver or reimbursement; however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Q: Who will manage the Acquiring Fund following the Reorganization?

FPA serves as investment adviser to the Acquiring Fund, and BFA serves as sub-adviser to the Acquiring Fund pursuant to a subadvisory agreement by and among FPA, BFA and the Bragg Trust. Following the Reorganization, the Acquiring Fund’s portfolio manager who is currently responsible for day-to-day investment of the assets of the Acquiring Fund will remain in the same role, and the Target Fund’s current portfolio manager will not serve as a portfolio manager for the Acquiring Fund. Please see the “How does the management compare?” section of the proxy statement for more information.

Q: Why did FPA propose the Reorganization to the Board?

FPA, the Target Fund’s investment adviser, believes that reorganizing the Target Fund into the Acquiring Fund is in the best interest of the Target Fund and its shareholders, as it will combine the strengths of two organizations. Specifically, FPA believes that the Reorganization into the Acquiring Fund, which combines BFA’s expertise managing the Acquiring Fund using similar types of securities and implementing a similar investment strategy, with the experience and resources of FPA, will provide both the Target Fund and the Acquiring Fund with greater potential to attract additional assets and will potentially allow shareholders to benefit from economies of scale. FPA believes that these benefits may serve to reduce the Funds’ expenses over time.  In addition, BFA and FPA share similar investment philosophies and long-term business approaches.

Q: Will there be any changes to my fees and expenses as a result of the Reorganization?

Following the Reorganization, the management fee paid by the Acquiring Fund will be identical to the management fee currently paid by the Target Fund. Specifically, the Acquiring Fund pays to FPA compensation at the annual rate of 0.75% of the first $50 million of the value of the net assets of the Acquiring Fund, and 0.65% on the excess over $50 million of the value of the net assets of the Acquiring Fund. In addition, with respect to the Acquiring Fund, FPA has agreed to limit, for three years after the closing of the Reorganization, the Acquiring Fund’s Institutional Class shares’ total annual operating expenses at 0.89%, which is three (3) basis points lower than the Target Fund’s total annual operating expenses of 0.92% as of March 31, 2020, its most recent fiscal year end.  Amounts waived or reimbursed by FPA, in its role as investment adviser of the Acquiring Fund beginning November 1, 2020, may be recouped by FPA within three years from the date of the waiver or reimbursement; however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement. Therefore, following the Reorganization, the Target Fund shareholders will experience a decrease in fees and expenses with respect to their investment in the Acquiring Fund for at least three years (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund’s ordinary course of business).  FPA’s current intention is to maintain total annual fund operating expenses of Institutional Class shares of the Acquiring Fund at the same or lower level following the expiration of the three-year expense reimbursement agreement; however, it is possible that the total annual fund operating expenses of Institutional Class shares of the Acquiring Fund may be higher than 0.89% following the expiration of the three-year expense reimbursement agreement, unless FPA and the Acquiring Fund renew or enter into a new expense reimbursement agreement limiting the Acquiring Fund’s Institutional Class shares’ total annual operating expenses at or below 0.89% following the expiration of the initial three-year expense reimbursement agreement. Subsequent expense caps following the initial three-year period following the Reorganization are not assured, and are subject to change.  Please see the “How do the fees and expenses compare?” and “How does the management compare?” sections of the proxy statement for more information.

Q: Will I have to pay any sales charges, contingent deferred sales charges or redemption/exchange fees in connection with a Reorganization?

No. You will not have to pay any front-end sales charges, contingent deferred sales charges (“CDSCs”) or redemption/exchange fees in connection with a Reorganization.

Q: Who will pay for the Reorganization?

The Target Fund and FPA will each pay one-half of the expenses of the Reorganization. The expenses of the Reorganization include, but are not limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution of the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Meeting. The expenses of the Reorganization are estimated to be approximately $265,000 and do not include the transition costs described in the “Portfolio Transitioning” section of the proxy statement.

Q: Will the Target Fund and its Shareholders Pay any Portfolio Transitioning Costs prior to the Reorganization?

If the Reorganization is approved by shareholders of the Target Fund, FPA plans to liquidate substantially all of the Target Fund’s then current portfolio holdings in order to facilitate alignment with Acquiring Fund’s portfolio. Although the Acquired Fund and Target Fund have similar principal investment strategies, they have different portfolio holdings; please see the “How do the principal investment strategies compare” section of the proxy statement. The estimated costs associated with liquidating the Target Fund’s portfolio holdings and purchasing securities consistent with the holdings of the Acquiring Fund, as of October 31, 2020, would be approximately $100,000 or 0.05% of the Target Fund’s net assets. Liquidating substantially all of the Target Fund’s portfolio, as of October 31, 2020, would result in a net capital loss of approximately $2.4 million or (1.2%) of the Target Fund’s net assets. Accordingly, the transition of the Target Fund’s portfolio is not expected to have material tax consequences for the Target Fund, which will make excise tax distributions prior to the Reorganization.

Q: How do the share purchase, redemption and exchange procedures of the Acquiring Fund compare to those of the Target Fund?

The share purchase, redemption and exchange procedures of the Acquiring Fund are similar to those of the Target Fund. For more information concerning the share purchase, redemption and exchange procedures of the Target Fund and the Acquiring Fund, please see the “How do the purchase, exchange and redemption policies compare?” section of the proxy statement and Appendix A.

Q: If approved, when will the Reorganization happen?

The Reorganization will take place as soon as practicable following shareholder approval, and is expected to close on or about December 11, 2020.

Q: Are there costs or tax consequences of the Reorganization?

The Reorganization is expected to qualify as tax-free for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders will not, and the Target Fund will not, recognize any gain or loss as a direct result of the Reorganization for U.S. federal income tax purposes. The Target Fund anticipates receiving a legal opinion from Dechert LLP, counsel to the Acquiring Fund, as to this and other expected U.S. federal income tax consequences of the Reorganization. It is possible that the Internal Revenue Service (“IRS”) or a court could disagree with this legal opinion. If the Target Fund holds securities in certain foreign jurisdictions, the Reorganization may cause the Target Fund or the Acquiring Fund to incur stamp tax or other transfer costs or expenses.

Q: How does the Board recommend that I vote?

After careful consideration, the Board recommends that you vote FOR the Reorganization of the Target Fund.

On July 29, 2020, FPA and BFA entered into a separate agreement (the “Letter of Intent” or “LOI”) pursuant to which FPA acquired certain assets related to BFA’s business of providing investment management services to each series of the Bragg Trust, including the Acquiring Fund. In connection with the LOI, and as approved by shareholders of each series of the Bragg Trust: (1) FPA became the investment adviser of each series of the Bragg Trust, including the Acquiring Fund; (2) BFA transitioned to serving as the sub-adviser to each series of the Bragg Trust, and continued to be responsible for day-to-day management of the investment portfolio of each series of the Bragg Trust, including the Acquiring Fund, subject to FPA’s oversight; and (3) each of the current Directors of the Target Fund were elected by shareholders of the Bragg Trust to serve as the Board of Trustees of the Bragg Trust, replacing the previous board of trustees of the Bragg Trust in its entirety. This series of transactions was designed to combine BFA’s investment expertise with the experience and resources of FPA with respect to Bragg Trust. Continuing this process, if Proposal 1 of this Proxy Statement/Prospectus is approved by shareholders of the Target Fund, the Target Fund will reorganize into and transfer all of its assets into the Acquiring Fund, an existing open-end registered investment company with an investment objective that is substantially similar and strategies that are similar to those of the Target Fund.

In approving the proposed Reorganization, and recommending their approval by shareholders, the Board considered a number of factors, which are discussed in greater detail in the enclosed Proxy Statement/Prospectus.  Among the factors considered, the Board took into account that FPA has advised the Board that it has come to the conclusion that the Target Fund does not have a reasonable opportunity to achieve meaningful scale. FPA also has advised the Board that it believes that the declining level of assets of the Target Fund has resulted in limited future growth opportunities for the Target Fund to be eligible for purchase on certain distribution platforms. As a result, FPA advised the Board that it considered a number of options in addition to FPA’s recommended approach to reorganize the Target Fund into the Acquiring Fund in connection with the LOI, including the possible liquidation of the Target Fund other joint venture opportunities, and acquisitions. After consideration, the Board determined that the Reorganization was the most attractive option available for the Target Fund’s shareholders. FPA advised the Board that it believes that reorganizing the Target Fund into the Acquiring

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Fund, an investment company with substantially similar investment policies, offers potential benefits to shareholders and is in the best interest of the Target Fund and its shareholders. These potential benefits include:

•                  Potential to attract additional assets and benefit from greater potential economies of scale, which may serve to reduce per share operating expenses over time;

•                  Continuity of management and investment style, because: FPA will serve as the investment adviser to the Acquiring Fund; BFA, sub-adviser, has a substantially similar investment philosophy and approach as FPA; and the investment objectives are substantially similar, and the strategies and policies of the Target Fund and the Acquiring Fund are similar, with certain differences described in the Proxy Statement/Prospectus;

•                  Access to additional investment personnel and portfolio management resources. Notably, the Acquiring Fund’s current portfolio manager, Steve Scruggs, has significant portfolio management experience and an established track record related to managing the Acquiring Fund using a substantially similar investment objective and similar principal investment strategies as those of the Target Fund, and Mr. Scruggs is expected to continue to serve as the portfolio manager for the Acquiring Fund following the Reorganization.

The Board, in considering these recommendations, also considered that the proposed Reorganization, on the terms proposed to them at their meetings, were preferable to other alternatives, including the liquidation of the Target Fund, as the Reorganization will provide investment management services that the Board reasonably believes are in the best interests of the Target Fund and its shareholders and also will permit Target Fund shareholders who wish to remain invested in the Target Fund to do so without the realization of capital gains or losses for U.S. federal income tax purposes that would result from a liquidation of their Target Fund shares.  Shareholders who do not wish to remain invested after the Reorganization will be able to redeem their shares without the imposition of any sales charge or CDSC.  Please see the “Why is the Reorganization being proposed?” and “What factors did the FPA Board consider?” sections of the proxy statement for more information on the reasons for the Reorganization and the Board deliberations.

Q: How do I vote?

You can vote in one of four ways:

•                  By telephone (call the toll free number listed on your proxy card)

•                  By internet (log on to the internet site listed on your proxy card)

•                  By mail (using the enclosed postage prepaid envelope)

•                  At the shareholder meeting over the internet. The shareholder meeting will be held entirely online in light of the on-going public health concerns regarding the COVID-19 pandemic. Shareholders of record as of November 2, 2020 will be able to attend and participate in the shareholder meeting online by accessing https://bluejeans.com/3104730225 (if you are asked to enter a meeting ID, please enter 3104730225) and following the log in instructions below. Even if you plan to attend the shareholder meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the shareholder meeting online. Please see the “How do I Attend the Virtual Meeting?” section of the proxy statement for more details regarding the logistics of the virtual format of the shareholder meeting.

We encourage you to vote as soon as possible so we can reach the needed quorum for the vote and avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, internet or mail.

Q: Is my vote important?

Absolutely! While the Board has reviewed the proposed Reorganization of the Target Fund and recommends that you approve it, the proposal cannot go forward without the approval of shareholders. Until sufficient votes have been obtained to approve or disapprove the proposed Reorganization, the Target Fund will continue to contact shareholders asking them to vote.

We encourage you to read the enclosed combined proxy statement/prospectus to obtain a more detailed understanding of the issues relating to each proposed Reorganization.

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Q: Whom should I call if I have questions?

If you have questions about any of the proposals described in the combined proxy statement/prospectus, please call the Target Fund’s proxy solicitor, AST Fund Solutions, toll free at 888-605-1957.  If you have any questions about voting procedures, please call the number listed on your proxy card.

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NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

FPA Capital Fund, Inc.

To be held on December 8, 2020

To the Shareholders of FPA Capital Fund, Inc.:

NOTICE IS HEREBY GIVEN that the special meeting of shareholders of FPA Capital Fund, Inc. (the “Target Fund”) will be held at 10:00 am Pacific Time on December 8, 2020, in a virtual meeting format only (the “Meeting”) for the following purposes:

1.              To approve an Agreement and Plan of Reorganization with Bragg Capital Trust to reorganize FPA Capital Fund, Inc. with and into FPA Queens Road Small Cap Value Fund;

2.              To approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies (the “Adjournment Proposal”), and;

3.              To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed Proxy Card and returning it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meeting if you choose to attend. The enclosed proxy is being solicited by the Board Directors of the Target Fund.

Shareholders of the Target Fund on the record date for the Meeting may participate in the Meeting online by visiting the following website, https://bluejeans.com/3104730225 (if you are asked to enter a meeting ID, please enter 3104730225), or by telephone by dialing either +1.408.419.1715  or +1.408.915.6290. Additional instructions for voting will be provided during the meeting.

Record Owners. If you are a shareholder of record of the Target Fund and wish to attend and vote at the Meeting, you will be asked to provide the control number found on the Proxy Card you received prior to voting.

Beneficial Owners. If you hold your shares of the Target Fund through an intermediary, such as a bank or broker, you may use the website or telephone number above to participate in the meeting. Please be aware if your shares are held through a financial intermediary, and you wish to vote at the Meeting, you must first obtain a legal proxy from your financial intermediary and you will be asked to provide that legal proxy prior to voting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON December 8, 2020: This Notice, the Proxy Statement and the Proxy Card are available on the Internet free of charge at https://vote.proxyonline.com/fpa/docs/CapitalFund2020.pdf.

By order of the Board of Directors of the FPA Capital Fund, Inc.,

s/ Rebecca D. Gilding/

Rebecca D. Gilding

Secretary of the FPA Capital Fund, Inc.

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COMBINED PROXY STATEMENT/PROSPECTUS

PROXY STATEMENT FOR:

FPA Capital Fund, Inc.

PROSPECTUS FOR:

Bragg Capital Trust

FPA Queens Road Small Cap Value Fund

Dated November 17, 2020

This combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) contains information that shareholders of FPA Capital Fund, Inc. (the “Target Fund”) should know before voting on the proposed reorganization that is described herein, and should be retained for future reference. This document is both the proxy statement of the Target Fund and also a prospectus for the FPA Queens Road Small Cap Value Fund (the “Acquiring Fund”), an existing series of the Bragg Capital Trust (“Bragg Trust”). The address for the Target Fund and the Acquiring Fund is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. The Target Fund and the Acquiring Fund are each referred to herein as a “Fund” and, collectively, as the “Funds.” This Proxy Statement/Prospectus and the enclosed proxy card will first be mailed to shareholders of the Target Fund beginning on or about November 14, 2020.

The special meeting of shareholders of the Target Fund will be held at 10:00 am Pacific Time on December 8, 2020, in a virtual meeting format only (the “Meeting”) for the following purposes:

1.              To approve an Agreement and Plan of Reorganization with Bragg Capital Trust to reorganize FPA Capital Fund, Inc. with and into FPA Queens Road Small Cap Value Fund;

2.              To approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies (the “Adjournment Proposal”), and;

3.              To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed Proxy Card and returning it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meeting if you choose to attend. The enclosed proxy is being solicited by the Board Directors of the Target Fund.

Shareholders of the Target Fund on the record date for the Meeting may participate in the Meeting online by visiting the following website, https://bluejeans.com/3104730225 (if you are asked to enter a meeting ID, please enter 3104730225), or by telephone by dialing either +1.408.419.1715  or +1.408.915.6290. Additional instructions for voting will be provided during the meeting.

Record Owners. If you are a shareholder of record of the Target Fund and wish to attend and vote at the Meeting, you will be asked to provide the control number found on the Proxy Card you received prior to voting.

Beneficial Owners. If you hold your shares of the Target Fund through an intermediary, such as a bank or broker, you may use the website or telephone number above to participate in the meeting. Please be aware if your shares are held through a financial intermediary, and you wish to vote at the Meeting, you must first obtain a legal proxy from your financial intermediary and you will be asked to provide that legal proxy prior to voting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON December 8, 2020: This Notice, the Proxy Statement and the Proxy Card are available on the Internet free of charge at https://vote.proxyonline.com/fpa/docs/CapitalFund2020.pdf.

What is happening?

On September 4, 2020, the Target Fund announced that the Board of Directors of the Target Fund (the “FPA Board”) had approved an Agreement and Plan of Reorganization (the “Agreement”) with Bragg Trust to reorganize the Target Fund with and into the Acquiring Fund (the “Reorganization”). The Acquiring Fund is an existing series of Bragg Trust with substantially similar investment objectives and similar principal investment strategies as the Target Fund, with certain differences described in the Proxy Statement/Prospectus.

The Agreement requires approval by shareholders of the Target Fund, and if approved, the Reorganization is expected to close on or about December 11, 2020, or such other date as the parties may agree (the “Closing Date”).

Why did you send me this booklet?

This booklet includes the Proxy Statement/Prospectus and a proxy ballot for the Target Fund. It provides you with information you should review before providing voting instructions on the proposals to be voted on at the Special Meeting.

Because you, as a shareholder of the Target Fund, are being asked to approve the Agreement that will result in a transaction in which you will ultimately hold shares of FPA Queens Road Small Cap Value Fund (i.e. the Acquiring Fund), this Proxy Statement also serves as a prospectus for FPA Queens Road Small Cap Value Fund.

How will the Reorganization work?

The Agreement provides for: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for Institutional Class shares of the Acquiring Fund of equal aggregate net asset value; (ii) the assumption by the Acquiring Fund of all the Target Fund’s liabilities; (iii) the distribution of Institutional Class shares of the Acquiring Fund to the shareholders of the Target Fund; and (iv) the termination, dissolution and complete liquidation of the Target Fund as soon as practicable after the closing.

It is expected that the proposed Reorganization will result in a level and quality of services that are as good as or better than those the shareholders of the Acquiring Fund currently receive. In addition, the investment objectives, strategies and policies of the Target Fund and the Acquiring Fund are similar.  There are no differences in the management fees, and some differences in the expected expense ratios for the Acquiring Fund as compared to the Target Fund, as discussed below. In addition, FPA has agreed to limit, for three years after the closing of the Reorganization, the Acquiring Fund’s Institutional Class shares’ total annual operating expenses at 0.89%, which is three (3) basis points lower than the Target Fund’s total annual operating expenses of 0.92% as of March 31, 2020, its most recent fiscal year end.  Amounts waived or reimbursed by FPA, in its role as investment adviser of the Acquiring Fund beginning November 1, 2020, may be recouped by FPA within three years from the date of the waiver or reimbursement; however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement. Please see the “How do the fees and expenses compare?” section of the proxy statement for more information.

Why is the Reorganization being proposed?

On July 29, 2020, FPA and BFA entered into a separate agreement (the “Letter of Intent” or “LOI”) pursuant to which First Pacific Advisors, LP, (“FPA”) acquired certain assets related to Bragg Financial Advisors, Inc.’s (“BFA”) business of providing investment management services to each series of the Bragg Trust, including the Acquiring Fund. In connection with the LOI, and as approved by shareholders of each series of the Bragg Trust: (1) FPA became the investment adviser of each series of the Bragg Trust, including the Acquiring Fund; (2) BFA transitioned to serving as the sub-adviser to each series of the Bragg Trust, and continued to be responsible for day-to-day management of the investment portfolio of each series of the Bragg Trust, including the Acquiring Fund, subject to FPA’s oversight; and (3) each of the current Directors of the Target Fund were elected by shareholders of the Bragg Trust to serve as the Board of Trustees of the Bragg Trust, replacing the previous board of trustees of the Bragg Trust in its entirety.  This series of transactions was designed to combine BFA’s investment expertise with the experience and resources of FPA with respect to Bragg Trust. Continuing this process, if Proposal 1 of this Proxy Statement/Prospectus is approved by shareholders of the Target Fund, the Target Fund will reorganize into and transfer all of its assets into the Acquiring Fund, an existing open-end registered investment company with an investment objective that is substantially similar and strategies that are similar to those of the Target Fund.

If the Reorganization is not approved the Board of the Target Fund and FPA will consider alternative options, including the possible liquidation of the Target Fund or other joint venture opportunities and acquisitions, if such opportunities become available.

How do I vote?

You can vote in one of four ways:

•                  By telephone (call the toll free number listed on your proxy card);

•                  By Internet (log on to the Internet site listed on your proxy card);

•                  By mail (using the enclosed postage prepaid envelope); and

•                  At the shareholder meeting over the internet.  The shareholder meeting will be held entirely online in light of the on-going public health concerns regarding the COVID-19 pandemic. Shareholders of record as of November 2, 2020 will be able to attend and participate in the shareholder meeting online by accessing https://bluejeans.com/3104730225 (if you are asked to enter a meeting ID, please enter 3104730225) and following the log in instructions below. Even if you plan to attend the shareholder meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the shareholder meeting online.  Please see the “How do I Attend the Virtual Meeting?” section of the proxy statement for more details regarding the logistics of the virtual format of the shareholder meeting.

We encourage you to vote as soon as possible so we can reach the needed quorum for the vote and avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, Internet or mail.

NOTICE REGARDING IMPACT OF COVID-19 ON THE SHAREHOLDER MEETING: In light of the on-going public health concerns regarding the coronavirus disease 2019 (“COVID-19”) pandemic, the shareholder meeting will be held in a virtual meeting format only. You can attend and participate in the shareholder meeting online by visiting https://bluejeans.com/3104730225 (if you are asked to enter a meeting ID, please enter 3104730225), or by telephone by dialing either +1.408.419.1715 or +1.408.915.6290 where you will be able to listen to the shareholder meeting live, submit questions and vote.  Please see the “How do I Attend the Virtual Meeting?” section of the proxy statement/prospectus for more details regarding the logistics of the virtual format of the shareholder meeting. YOU WILL NOT BE ABLE TO ATTEND THE MEETING PHYSICALLY.

Where to Get More Information

The following documents containing additional information about the Target Fund and the Acquiring Fund, each having been filed with the Securities and Exchange Commission (“SEC”), are incorporated by reference into (legally considered to be part of) this Proxy Statement/Prospectus:

•                  the Target Fund’s current prospectus and statement of additional information, dated July 29, 2020, and any supplements thereto.

•                  the Target Fund’s most recent annual report to shareholders, dated March 31, 2020.

•                  the Target Fund’s most recent semi-annual report to shareholders, dated September 30, 2019.

•                  The financial statements in the Acquiring Fund’s most recent annual report to shareholders, dated May 31, 2020.

•                  The financial statements in the Acquiring Fund’s most recent semi-annual report to shareholders, dated November 30, 2019.

•                  the Statement of Additional Information of the Acquiring Fund, dated September 28, 2020.

For a free copy of any of the documents listed above and/or to ask questions about this combined proxy statement/prospectus, please call the Target Fund’s proxy solicitor at 888-605-1957.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the Securities and Exchange Commission (“SEC”) Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Page

COMBINED PROXY STATEMENT/PROSPECTUS	1
NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS	6
COMBINED PROXY STATEMENT/PROSPECTUS	7
COMBINED PROXY STATEMENT/PROSPECTUS	3
SUMMARY	3
How the Reorganization Will Work	3
Who will manage the Acquiring Fund following the Reorganization?	3
Portfolio Transitioning	3
Tax Consequences	4
PROPOSAL 1, THE REORGANIZATION	5
How do the investment objectives of each Fund compare?	5
How do the fees and expenses compare?	5
Shareholder Fees	5
Expense Examples	6
How do the principal investment strategies compare?	6
How do the principal risks compare?	8
How do the purchase, exchange and redemption policies compare?	13
How do the distribution arrangements compare?	13
How do the fundamental investment policies compare?	14
How do the non-fundamental investment policies compare?	17
How does the performance compare?	18
Acquiring Fund Performance	18
Target Fund Performance	20
Financial Highlights	20
How does the management compare?	21
Additional information about the Reorganization	21
Dividends and Other Distributions	23
Tax Information	23
Payments to Broker-Dealers and Other Financial Intermediaries	24
Capitalization of the Funds	24
Fiscal Year End	24
The Agreement and Plan of Reorganization	24
Expenses of the Reorganization	24
Portfolio Transitioning	25
Tax Considerations	25
What is the FPA Board’s recommendation?	26
What factors did the FPA Board consider?	26
What is the required vote?	27
What happens if shareholders do not approve the Reorganization?	27
Obtaining Information from the SEC	27

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PROPOSAL 2, ADJOURNMENT OF THE MEETING	28
GENERAL INFORMATION ABOUT THE PROXY STATEMENT/PROSPECTUS	29
Who is asking for my vote?	29
How is my proxy being solicited?	29
What happens to my proxy once I submit it?	29
Can I revoke my proxy after I submit it?	29
How do I attend the Virtual Meeting	29
How will my shares be voted?	30
How many shares are outstanding?	31
Dissenters’ Rights	31
Can shareholders submit proposals for a future shareholder meeting?	31

Appendix A — Additional Information Applicable to the Acquiring Fund	A-1
Appendix B — Service Providers and Portfolio Managers	B-1
Appendix C — Financial Highlights	C-1
Appendix D — Principal Risks of the Target Fund	D-1
Appendix E — Security Ownership of Certain Beneficial and Record Owners	E-1
Appendix F — Form of Agreement and Plan of Reorganization	F-1

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COMBINED PROXY STATEMENT/PROSPECTUS

SUMMARY

The following is a summary of the proposed Reorganization. More complete information appears further on in this combined proxy statement/prospectus. You should read the entire combined proxy statement/prospectus and the appendices because they contain details that are not included in this summary.

How the Reorganization Will Work

•                  The Target Fund will transfer all of its assets to the Acquiring Fund in exchange for Acquisition Shares (defined below) and the assumption by the Acquiring Fund of all of the Target Fund’s liabilities.

•                  The Acquiring Fund will issue Institutional Class shares of the Acquiring Fund (“Acquisition Shares”) that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund outstanding immediately before the Reorganization.  Accordingly, each shareholder of the Target Fund at the time of the Reorganization will receive Institutional Class shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of that shareholder’s investment in the Target Fund immediately before the Reorganization. (The Target Fund and the Acquiring Fund are referred to individually or collectively as a “Fund” or the “Funds.”)

•                  The Target Fund and FPA will each pay one-half of the expenses of the Reorganization. The expenses of the Reorganization include, but are not limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution of the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Meeting. The expenses of the Reorganization are estimated to be approximately $265,000 and do not include the transition costs described in “Portfolio Transitioning” below.

•                  As part of the Reorganization of the Target Fund, automatic purchases currently set up for the Target Fund account may be transferred to the Acquiring Fund. Please contact the Target Fund or your financial intermediary or plan provider, as applicable, for additional details.

•                  No shareholders of the Target Fund will pay any sales charge to the Target Fund, Acquiring Fund or any of their affiliates in connection with the Reorganization.

•                  After the Reorganization is completed, Target Fund shareholders will be shareholders of the Acquiring Fund, and the Target Fund will be dissolved.

Who will manage the Acquiring Fund following the Reorganization?

FPA will continue to serve as investment manager to the Acquiring Fund, and BFA will continue to serve as the sub-adviser to the Acquiring Fund and will be responsible for day-to-day management of the investment portfolio of the Acquiring Fund, subject to FPA’s oversight. UMB Fund Services, Inc. serves as the administrator to the Acquiring Fund, providing fund accounting and administrative services. UMB Distribution Services, LLC serves as the principal underwriter of the Acquiring Fund.

Although there will be structural differences, the Acquiring Fund is managed in a similar manner to the Target Fund. In particular, FPA, the Target Fund’s investment adviser, serves as the investment adviser of the Acquiring Fund, providing oversight of BFA, which serves as the sub-adviser to the Acquiring Fund, providing day-to-day management of the investment portfolio of the Acquiring Fund.

For more information on the service providers to each Fund, please see Appendix B.

Portfolio Transitioning

If the Reorganization is approved by shareholders of the Target Fund, FPA plans to liquidate substantially all of the Target Fund’s then current portfolio holdings in order to facilitate alignment with Acquiring Fund’s portfolio.  Although the Acquired Fund and Target Fund have similar principal investment strategies, they have different portfolio holdings; please see the “How do the principal investment strategies compare” section of the proxy statement. The estimated costs associated with liquidating the Target Fund’s portfolio holdings and purchasing securities consistent with the holdings of the Acquiring Fund, as of October 31, 2020, would be approximately $100,000 or 0.05% of the Target Fund’s net assets. Liquidating substantially all of the Target Fund’s portfolio, as of October 31, 2020, would result in a net capital loss of approximately $2.4 million or (1.2%) of the Target Fund’s net assets.  Accordingly, the transition of the Target Fund’s portfolio is not expected to have material tax consequences for the Target Fund, which will make excise tax distributions prior to the Reorganization.

Tax Consequences

The Reorganization is expected to be tax-free for U.S. federal income tax purposes and will not take place unless the Target Fund and the Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled “Tax Status of the Reorganization.” Accordingly, it is expected that Target Fund shareholders will not, and the Target Fund will not, recognize any gain or loss for U.S. federal income tax purposes as a direct result of a Reorganization. Any sales by the Target Fund, including those made in anticipation of the Reorganization, of portfolio holdings prior to the Reorganization may generate capital gains that are expected to be distributed to shareholders prior to the Reorganization, which distribution may be taxable to shareholders.

At any time prior to the Reorganization, a shareholder may redeem shares of the Target Fund. This would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Target Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be taxable to the shareholder if those amounts remain in the non-taxable account.

A Target Fund shareholder’s aggregate tax basis in Acquisition Shares received in connection with the Reorganization is expected to carry over from the shareholder’s Target Fund shares, and the Target Fund shareholder’s holding period in the Acquisition Shares received in connection with the Reorganization is expected to include the shareholder’s holding period in the Target Fund shares.

For more information about the U.S. federal income tax consequences of the Reorganization, please see the “Tax Considerations” section of the proxy statement.

PROPOSAL 1, THE REORGANIZATION

How do the investment objectives of each Fund compare?

The investment objectives of the Target Fund and the Acquiring Fund are substantially similar. The Target Fund’s investment objective is to seek long-term growth of capital with current income as a secondary consideration. The Acquiring Fund’s investment objective is to seek long-term capital growth.  The Board and management of each Fund believe that the differences between the investment objectives of the Funds are not material, and that the Funds’ investment objectives are substantially similar. The investment objective of the Acquiring Fund is fundamental and may not be changed without shareholder approval.

How do the fees and expenses compare?

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The Pro Forma fees and expenses of Institutional Class shares of the Target Fund presented below represent the estimated fees and expenses of the Acquiring Fund, hypothetically assuming that the Reorganization occurred on March 31, 2020. Shareholders of the Target Fund will not pay any sales charges or redemption fees in connection with the Reorganization.

Shareholder Fees

Fees paid directly from your investment

	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less	Redemption Fee as a % of amount redeemed
Target Fund	None	None	None
Acquiring Fund – Institutional Class Shares	None	None	None

Annual Fund Operating Expenses

Expenses you pay each year as a % of the value of your investment

	Target Fund	Acquiring Fund Institutional Class Shares Before Reorganization		Acquiring Fund Institutional Class Shares Pro Forma After Reorganization
Management Fees	0.67%	0.67	%(1)	0.67	%(2)
Distribution (12b-1) Fees	None	None		None
Other Expenses	0.25%	0.39%		0.19	%(3)
Total Annual Fund Operating Expenses	0.92%	1.06%		0.86%
Expense Reimbursement	None	(0.17	)%(4)	None	(4)
Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements	0.92%	0.89%		0.86%

(1)         Pursuant to the Investment Advisory Agreement between FPA and Bragg Trust, on behalf of the Acquiring Fund, dated November 1, 2020, FPA receives fees for its advisory and management services in the amount of 0.75% of the Fund’s daily net assets up to $50 million and 0.65% of the Fund’s daily net assets in excess of $50 million. FPA pays fees directly to BFA for the sub-advisory services BFA provides to the Acquiring Fund from the management fees represented in this table.

(2)         The Pro Forma Management Fees are calculated by assuming the current fees pursuant to the Investment Advisory Agreement between FPA and Bragg Trust, on behalf of the Acquiring Fund, dated November 1, 2020, pursuant to which FPA receives fees for its advisory and management services in the amount of 0.75% of the Fund’s daily net assets up to $50 million and 0.65% of the Fund’s daily net assets in excess of $50 million; FPA pays fees directly to BFA for the sub-advisory services BFA provides to the Acquiring Fund from the management fees represented in this table.

(3)         Other Expenses are based on estimated amounts for the current fiscal year.

(4)         FPA, the Acquiring Fund’s investment adviser, has contractually agreed to waive Management Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses in excess of 0.89% of the average net assets of the Institutional Class  shares (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund’s ordinary course of business) through later of December 11, 2023 or three years from the Closing Date. This agreement may only be terminated earlier by the Fund’s Board of Trustees or upon termination of the Investment Advisory Agreement.  Amounts waived or reimbursed by FPA, in its role as investment adviser of the Acquiring Fund beginning November 1, 2020, may be recouped by FPA within three years from the date of the waiver or reimbursement; however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Expense Examples

The Examples are intended to help you compare the costs of investing in shares of the Target Fund and the Acquiring Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Funds for the time periods indicated. The Examples also assume that your investment had a 5% return during each year and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower based on these assumptions your costs would be:

	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
Target Fund	Sold or Held	$94	$293	$509	$1,131
Acquiring Fund – Institutional Class Shares (Before Reorganization)	Sold or Held	$91	$284	$532	$1,248
Acquiring Fund – Institutional Class Shares (Pro Forma – After Reorganization)	Sold or Held	$88	$274	$477	$1,058

The Examples reflect the applicable expense limitation agreement with respect to the Acquiring Fund, the first three years of the three-, five-, and ten-year periods. The Target Fund’s current expenses are below the contractual expense limitations included in its Investment Advisory Agreement.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance.  During its most recent fiscal year (ended March 31, 2020), the Target Fund’s portfolio turnover rate was 87%. During its most recent fiscal year (ended May 31, 2020), the Acquiring Fund’s portfolio turnover rate was 24%.

How do the principal investment strategies compare?

Under normal circumstances, the Acquiring Fund invests at least 80% of its assets (for the purpose of this requirement, net assets includes net assets plus any borrowings for investment purposes) in equity securities of companies with small market capitalization that have a market capitalization at the time of purchase of $5 billion or less.  While the Target Fund does not have a parallel 80%-investment policy and may invest in all market capitalizations, its investment approach has resulted in an emphasis on investing in equity securities of small and medium-sized companies.  As of October 31, 2020, more than 70% of the Target Fund’s equity investments were in the equity securities of companies considered small-cap, with market capitalizations at the time of purchase of $5 billion or less. The Target Fund may invest up to 30% of the Fund’s total assets in the securities of non-U.S. issuers, no more than 5% of its total assets in the securities of any one issuer (except the U.S. government, or any instrumentality thereof), up to 20% of its total assets in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash, and up to 10% of its total assets in repurchase agreements that mature in more than seven days. While the Target Fund is permitted to invest up to 30% of its total assets in securities of non-U.S. Issuers, the Target Fund held no securities of non-U.S. Issuers during the past year ending October 31, 2020, and holdings of non-U.S. Issuers have on average made up of 2% or less of the Target Fund’s total net assets during the past three years ending October 31, 2020. Both Funds seek to achieve their investment objectives by pursuing a value-oriented investment strategy, meaning that the Funds both look to invest in equity securities of companies whose current market valuations are undervalued relative to what the investment adviser or sub-adviser believes to be the long-term intrinsic value of such security based on one or more factors. In addition, both Funds have averaged fewer than 50 holdings during the past three years ending October 31, 2020. The following chart compares the principal investment strategies of the Target Fund and the Acquiring Fund. The differences between the principal investment strategies as described below do not reflect a material difference in the manner in which each Fund is or will be managed.

	Target Fund	Acquiring Fund
Investment Strategies

The Fund’s portfolio manager (“portfolio manager”) favors investments in common stocks that he believes are undervalued based on valuation criteria. In addition to selecting stocks that he believes to be undervalued, the portfolio manager also generally

The Fund seeks to achieve its investment objective by investing primarily in the equity securities (common stocks, preferred stocks and convertible securities) of small capitalization U.S. companies. The Fund defines a small capitalization (small cap) company as one

Target Fund	Acquiring Fund

seeks to invest in companies with market leadership and long-term histories of profitability; financially strong balance sheets; and strong management teams. The portfolio manager deems the following important in his stock selection process: current as well as future levels of profitability, book value, replacement cost of assets and free cash flow. The portfolio manager attempts to lessen price risk by not overpaying for earnings of even the best companies. Furthermore, investments tend to focus in areas viewed as temporarily out-of-favor, as evidenced by such factors as low price-to-normalized earnings ratios and price-to-book value ratios. Normalized earnings are used in an attempt to reduce the effect of one-time or extraordinary items that may distort the normal or anticipated recurring earnings from the operations of the company. The Fund may invest in all market capitalizations, however the Fund’s investment approach has resulted in an emphasis on medium and smaller-sized companies.

The Fund may purchase shares and/or depositary receipts of non-U.S. issuers, i.e., non-U.S. governments or companies either domiciled outside of the U.S. or traded on non-U.S. exchanges, that meet the portfolio manager’s investment criteria and where differences in accounting, disclosure, culture, management accessibility and trading do not, in the portfolio manager’s view, put the Fund at a competitive disadvantage relative to investing in more developed markets. Depositary receipts are receipts that represent interests in non-U.S. securities that may be sponsored by the issuer or unsponsored. The portfolio manager believes that the Fund’s international investments can yield valuable benefits to Fund shareholders by providing exposure to global companies that meet the portfolio manager’s investment criteria. Much of this exposure to international business activity is expected to come from purchases of U.S.-domiciled companies with strong worldwide franchises, and from similarly strong companies whose principal offices are located in the U.S. but are domiciled outside the U.S. These non-U.S.-domiciled companies will generally be in the developed countries represented by the MSCI World Index.

No more than 30% of the Fund’s total assets will be invested in the securities of non-U.S. issuers. The Fund may not invest more than 5% of its total assets in the securities of any one issuer (except the U.S. government, or any instrumentality thereof). In addition, the Fund may invest up to 20% of its total assets in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash, and the Fund may invest up to 10% of its total assets in repurchase agreements that mature in more than seven days.

whose market capitalization, at the time of purchase, is $5 billion or less. Under normal circumstances, the Fund will invest at least 80% of its assets (for the purpose of this requirement, net assets includes net assets plus any borrowings for investment purposes) in equity securities of companies with small market capitalization.

The Fund’s portfolio manager, invests the Fund’s assets by pursuing a value-oriented strategy. The adviser’s strategy begins with a screening process that seeks to identify small cap companies whose stocks sell at discounted price-to-earnings (P/E) and price-to-cash flow (P/CF) multiples. The adviser favors companies that maintain strong balance sheets and have experienced management. Generally, the investment adviser attempts to identify situations where stock prices are undervalued by the market. The adviser sells securities when it believes they are trading for more than their intrinsic value, to generate tax losses to offset taxable gains, or if additional cash is needed to fund redemptions.

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Target Fund	Acquiring Fund

The Fund relies on the professional judgment of its portfolio manager to make decisions about the Fund’s portfolio securities. The portfolio manager’s basic investment philosophy is to purchase securities on the basis of fundamental value and the portfolio manager’s evaluation of expected earnings, rather than short-term stock market expectations.

The portfolio manager may sell a portfolio holding when the holding’s market price appreciates and approaches the portfolio manager’s estimate of its intrinsic value; the portfolio manager finds an opportunity to reallocate the Fund’s assets to other investments with greater reward potential; or the original investment thesis no longer holds.

In general, the Fund may, at the discretion of the portfolio manager, hold significant amounts of cash. The portfolio manager will generally invest such cash in high-quality short-term debt securities, including U.S. government or government agency securities, obligations of domestic banks, prime commercial paper notes or repurchase agreements. In addition, for temporary defensive purposes or in response to adverse market conditions, the Fund may, for varying periods, take significant positions in cash or high-quality short-term debt securities. During periods when the Fund has significant cash positions, the Fund may lag other funds during periods of market appreciation and the Fund may not achieve its investment objectives during such periods.

How do the principal risks compare?

The principal risks associated with an investment in the Target Fund are substantially similar to the principal risks associated with an investment in the Acquiring Fund because the Funds have substantially similar investment objectives and similar principal investment strategies, with certain differences described in the Proxy Statement/Prospectus. Although the principal risks are substantially similar, each Fund uses different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The Target Fund is permitted to invest up to 30% of its total assets in securities of non-U.S. issuers and therefore discloses certain principal risks relating to investments in non-U.S. issuers and emerging markets.  In practice, however, the Target Fund’s holdings of non-U.S. issuers have on average made up 2% or of the Target Fund’s total net assets during the past three years ending October 31, 2020. The following chart compares the principal investment risks of the Target Fund and the Acquiring Fund.  The principal investment risks of the Target Fund in the chart below were taken from the Target Fund’s summary prospectus.  For more detailed risk disclosure regarding the Target Fund’s principal investment risks, please see Appendix D.

	Target Fund	Acquiring Fund
Principal Investment Risks

Risks Associated with Investing in Equities

Equity securities, generally common stocks and/or depositary receipts, held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally

Equity Risk

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may

Target Fund	Acquiring Fund

or in any jurisdiction in which the Fund invests, may increase the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. Equity securities generally have greater price volatility than debt securities. The Fund’s shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC.

cause stock prices to fall over short or extended periods of time.

Stock market volatility

While stocks have historically outperformed other asset classes over the long term, stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

Issuer-specific changes

The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer’s financial condition, national or international political events, market disruptions, public health emergencies, such as the spread of infectious illness or disease, natural disasters, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline.

In addition, the Fund may rely on various third-party sources to calculate its net asset value. Errors or systems failures and other technological issues may adversely impact the Fund’s calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.

Market and geopolitical risk

The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. There is a risk that you may lose money by investing in the Fund.

Target Fund	Acquiring Fund

Management Risk

The Fund is subject to management risk as an actively managed investment portfolio. The portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio manager’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio manager may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, or the market may continue to undervalue the Fund’s securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance. Moreover, there can be no assurance that all of the Adviser’s personnel will continue to be associated with the Adviser for any length of time, and the loss of services of one or more key employees of the Adviser, including the portfolio manager, could have an adverse impact on the Fund’s ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio manager may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

Portfolio strategy

The investment adviser’s skill in choosing appropriate investments for the Fund will determine in part the Fund’s ability to achieve its investment objective. The adviser’s judgments about the attractiveness, value and potential appreciation of a particular security in which the Fund invests may prove to be inaccurate and may not produce the desired results. Additionally, if the adviser overestimates the value or return potential of one or more securities, the Fund may underperform the equity market in general. The market may not agree with the adviser’s determination that a stock is undervalued, and the stock’s price may not increase to what the adviser believes is its full value. It may even decrease in value. During these periods, relative performance may suffer.

Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies

The prices of securities of mid-cap and smaller-cap companies tend to fluctuate more widely than those of larger, more established companies. Mid-cap and smaller-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies. The securities of smaller- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Small cap securities

Investing in the securities of small capitalization companies involves special risks. Among other things, the prices of securities of these companies generally are more volatile than those of larger companies; the securities of small capitalization companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions. In addition, it is anticipated that some of the Fund’s portfolio securities may not be widely traded, and that the Fund’s position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Fund to dispose of such securities quickly at prevailing market prices. Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller capitalization companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small capitalization

Target Fund	Acquiring Fund

companies have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small cap stocks may, to a degree, fluctuate independently of larger cap stocks, i.e., small cap stocks may decline in price as the prices of large cap stocks rise or vice versa.

Risks Associated with Value Investing

Value securities, including those selected by the portfolio manager for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund’s value discipline may result in a portfolio of securities that differs materially from its illustrative index.

Securities selected by the portfolio manager using a value strategy may never reach their intrinsic value because the market fails to recognize what the portfolio manager considers to be the true business value or because the portfolio manager has misjudged those values. There may be periods during which the investment performance of the Fund suffers while using a value strategy.

Value investing

The value approach to investing involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on “growth” stocks. In addition, the Fund may forgo investments that show growth potential if they are inconsistent with its value investment strategy. Value funds often concentrate much of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

Risks Associated with Investing in Non-U.S. Securities. Non-U.S. investments (including depositary receipts) can be riskier, more volatile and less liquid than investments in the United States. Adverse political, social and economic developments or instability, or changes in the value of non-U.S. currency, can make it more difficult for the Fund to sell its securities and could reduce the value of the Fund’s shares. Differences in regulatory, tax and accounting standards and differences in reporting standards may cause difficulties in obtaining information about non-U.S. companies and may negatively affect investment decisions. Investments in non-U.S. securities may be affected by restrictions on receiving investment proceeds from outside the U.S. confiscatory tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, global economies are increasingly interconnected, which increases the possibility that conditions in one country, region or financial market might adversely impact a different country, region or financial market.

Risks Associated with Investing in Emerging Markets. In investing the Fund’s assets, the portfolio manager focuses on countries with established rules of law and political systems that allow for transparent

Target Fund	Acquiring Fund

and unbiased enforcement of those laws, although there can be no assurance that the Fund’s assets will in all cases be invested in countries that offer such protections, and such investments may be subject to heightened risk. The Fund’s investments in non-U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Liquidity Risk. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price.

Over-the-Counter Risk. Securities traded in OTC markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

U.S. Government Securities Risk. Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks in comparison to U.S. Treasury

Target Fund	Acquiring Fund

securities or other securities supported by the full faith and credit of the U.S. government.

Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

Risks Associated with Investing in Repurchase Agreements. A repurchase agreement is a short-term investment. The Fund acquires a debt security that the seller agrees to repurchase at a future time and set price. If the seller declares bankruptcy or defaults, the Fund may incur delays and expenses liquidating the security. The security may also decline in value or fail to provide income.

How do the purchase, exchange and redemption policies compare?

The Funds have generally similar procedures for buying and selling shares. Investors may invest in the Funds through a financial intermediary, by mail, by wire or telephone. Investors may redeem their shares in either Fund by contacting their financial intermediary, by mail or by telephone, if such investor previously established this option in their account.

The policies for buying and selling shares are similar. The Institutional Class shares of the Acquiring Fund require a minimum initial investment in shares of $100,000 for regular accounts and $5,000 for retirement plans, and the minimum subsequent investment is $100 for both regular accounts and retirement plans. The Target Fund and requires a minimum initial investment of $1,500 and minimum subsequent investment(s) be at least $100. However, both Funds reserve the right to waive or lower purchase and investment minimums in certain circumstances. Shareholders of the Target Fund will retain the right to purchase shares of the Institutional class of the Acquiring Fund at the minimums provided by the Target Fund - $1,500 initial investment and $100 for each subsequent investment.

The Target Fund and the Acquiring Fund impose no redemption fees. For more information on policies for the Acquiring Fund, please see Appendix A.  The Target Fund’s purchase, exchange and redemption policies are summarized under the sections entitled “Investing with the Fund,” “How to Redeem Your Shares,” and “How to Exchange Your Shares” in the Target Fund’s prospectus, which is incorporated by reference into this proxy statement.

How do the distribution arrangements compare?

UMB Distribution Services, LLC acts as principal underwriter of each Fund. It is located at 235 West Galena Street, Milwaukee, Wisconsin 53212.  UMB Distribution Services is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

How do the fundamental investment policies compare?

Many of the fundamental investment policies of the Target Fund and the Acquiring Fund that are required by the 1940 Act are similar to each other, although each Fund describes such investment policies differently.  The Target Fund’s fundamental policies regarding borrowing limit the Target Fund’s ability to borrow to a greater extent than the Acquiring Fund’s fundamental policy regarding borrowing.  The Acquiring Fund’s policy regarding investments in commodities permits investments in certain financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts, whereas the Target Fund’s comparable policy does not. In addition, the Acquiring Fund has a fundamental policy that permits it to acquire real estate as a result of ownership of securities or other interests, whereas the Target Fund’s comparable fundamental investment policy does not permit ownership of real estate.  In addition, the Target Fund, as a Maryland Corporation, and originally established as a Delaware Corporation in 1966, has a number of legacy fundamental investment policies related to matters for which the Acquiring Fund does not have an analogous investment policy, and as a result the Acquiring Fund’s investment program will not be subject to such investment policies.  For example, the Target Fund has a fundamental investment policy that it may not invest more than 5% of its assets in securities of corporations that have a record of less than three years’ continuous operation.  The Acquiring Fund is not subject to such a fundamental investment policy. All of the investment policies described in the table below are fundamental, meaning that these policies may not be changed without shareholder approval.

	Target Fund	Acquiring Fund
Borrowing

The Fund shall not borrow any amount other than as a temporary measure for extraordinary or emergency purposes as determined by the Fund’s Board of Directors.

The Fund shall not issue any class of senior security nor sell any senior security of which it is the issuer, except that the Fund is permitted to borrow from any bank; provided that such borrowing may only be as a temporary measure for extraordinary or emergency purposes, but not for investment purposes and shall not, in the aggregate, exceed 10% of its total assets taken at cost or 5% of its total assets taken at current value, whichever is less; and provided that immediately after such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund.

The Fund may not borrow money, including reverse repurchase agreements in so far as such agreements may be regarded as borrowings, except for borrowings from a bank and not in an amount in excess of 33 1/3% of the value of its total assets (including the proceeds of any such borrowings). A Fund will not make investments in securities when the outstanding borrowing exceeds 5% of the Fund’s total assets.

Issuing Senior Securities

The Fund shall not issue any class of senior security nor sell any senior security of which it is the issuer, except that the Fund is permitted to borrow from any bank; provided that such borrowing may only be as a temporary measure for extraordinary or emergency purposes, but not for investment purposes and shall not, in the aggregate, exceed 10% of its total assets taken at cost or 5% of its total assets taken at current value, whichever is less; and provided that immediately after such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund.

The Fund may not issue senior securities as defined in the 1940 Act, except as permitted by that Act and the rules, regulations or pronouncements thereunder or as permitted by the Securities and Exchange Commission (the creation of general liens or security interests under industry practices for transactions in portfolio assets are not deemed to involve the issuance of senior securities).

Underwriting	The Fund shall not underwrite the sale of any securities other than Fund shares.

The Fund may not  underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund’s securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws.

Concentration

The Fund shall not Concentrate more than 25% of the value of its assets in a particular industry (It is the current Staff position of the Securities and Exchange Commission that the concentration is at 25% or more, as a result, the Fund will not invest 25% or more in an industry or a group of industries.).

The Fund may not invest 25% or more of the value of its total assets in any one industry, as determined by standard industry classification codes. However, the Funds are not obligated to sell excess securities when securities of a given industry come to constitute 25% or more of the value of a Fund’s total assets by reason of changes in value of either the concentrated securities or other securities.

Real Estate	The Fund shall not purchase or sell commodities, commodity contracts or real estate.

The Fund may not make direct investments in real estate unless acquired as a result of ownership of securities or other instruments, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which make real estate loans or own, or invest or deal in, real estate.

Commodities	The Fund shall not purchase or sell commodities, commodity contracts or real estate.

The Fund may not invest in physical commodities or physical commodity contracts, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts.

Issue Loans

The Fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder, or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this restriction does not apply to purchases of debt securities or repurchase agreements.

Single Issuer Limit

The Fund may not purchase the securities of any one issuer (except securities issued by the United States of America, or any instrumentality thereof) if the holdings of the Fund in the securities of such issuer exceed 5% of the market value of the Fund’s total assets/

No stated policy.

Single Issuer Limit

The Fund may not purchase the securities of any one issuer causing the Fund’s holdings to exceed 10% of the outstanding voting securities of such issuer or 10% of any class of securities of such issuer.

No stated policy.

Securities Lending	The Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for any indebtedness, any security owned or held by the Fund.	No stated policy.

Joint and Several Trading Accounts	The Fund may not participate on a joint or a joint and several basis in any trading account in securities.	No stated policy.

Securities transactions with Officers and Directors of the Fund

The Fund may not purchase from or sell to any officer or director of the Fund, or firms of which any of them are members, any securities other than Fund shares; but such persons or firms may act as brokers for the Fund for customary commissions.

No stated policy.

Limit on portfolio investments also owned by affiliated persons of the Fund

The Fund may not purchase or retain any securities of any issuer if those officers and directors of the Fund or of its managers or investment adviser owning individually more than 0.5% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

No stated policy.

Investing for Purposes of Exercising Control	The Fund may not invest for the purpose of exercising control over or management of any company.	No stated policy.

Investment in other Investment Companies.	The Fund may not invest in securities issued by other investment companies.	The Acquiring Fund has a related non-fundamental investment policy (see table below).

Short Sales

The Fund may not effect short sales of securities, except that the Fund may make certain short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales “against the box”) or if the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost.

The Acquiring Fund has a related non-fundamental investment policy (see table below).

Margin Purchases	The Fund may not buy securities on margin.	The Acquiring Fund has a related non-fundamental investment policy (see table below).

Use of Affiliated Broker-Dealers for Portfolio Transactions

The Fund may not purchase or sell securities other than Fund shares through any brokerage or investment organization in which any officer or director of the Fund is a partner, officer, director or shareholder.

No stated policy.

Investments in New Issuers	The Fund may not invest more than 5% of its assets in securities of corporations which have a record of less than three years continuous operation.	No stated policy.

Options

The Fund may not write options, except the Fund may write covered call options and effect closing transactions; provided the Fund shall:  (i) write options only on securities which it owns and which are traded on a national securities exchange; (ii) retain ownership of the underlying security for the duration of said options and (iii) not write any option which would, at the time, cause outstanding options written by the Fund to cover securities comprising more than 10% of the value of the Fund’s assets.

The Acquiring Fund has a related non-fundamental investment policy (see table below).

How do the non-fundamental investment policies compare?

The Target Fund and the Acquiring Fund each have a number of non-fundamental investment policies (as described in the table below). As indicated in the table below, there are certain differences between the non-fundamental policies of each Fund. Each Fund is currently managed in a similar manner, with certain differences described in the Proxy Statement/Prospectus. Non-fundamental investment policies may be changed without shareholder approval.

	Target Fund	Acquiring Fund
Repurchase Agreements	The Fund will not Invest more than 10% of total assets in repurchase agreements with maturities over seven days.

The Fund may not purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days).

Warrants	The Fund will not purchase warrants exceeding 2% of total assets.	No stated policy.
Oil and Gas	The Fund will not invest in oil, gas or other mineral exploration or development programs.	No stated policy.
Loans

The Fund will not Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

The Acquiring Fund has a related fundamental investment policy (see table above).
Illiquid Securities	The Fund will not invest more than 15% of its net assets in illiquid securities. The liquidity of instruments is generally determined pursuant to procedures adopted by the Board of Directors.

The Fund may not purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days).

Options	The Target Fund has a related fundamental investment policy (see table above).

The Fund may not engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures of securities, securities indices, currencies and interest rates; and

The Fund may not invest 10% or more of the value of its total assets in options. However, a Fund is not obligated to sell options when options come to constitute 10% or more of the value of the Fund’s total assets by reason of changes in value of either options or other securities.

Margin Purchases	The Target Fund has a related fundamental investment policy (see table above).

The Fund may not purchase securities on margin or make short sales of securities or maintain a short position except for short sales “against the box” (for the purpose of this restriction, escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures, options and forward commitments are not deemed to involve the use of margin).

Investments in other Investment Companies	The Target Fund has a related fundamental investment policy (see table above).	The Fund may not purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or any exemptive order from the SEC.
Borrowing	No stated policy.

With regard to the Fund’s fundamental investment policy related to borrowing, such borrowing will only be made from a bank and for extraordinary or emergency purposes, such as permitting redemption requests to be honored.

How does the performance compare?

Performance information for the Acquiring Fund and the Target Fund are each presented below.

Acquiring Fund Performance

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Acquiring Fund by showing changes in the Acquiring Fund’s performance from year to year and by showing how average annual total returns for years 1, 5 and 10 calendar year periods compare with those of a broad measure of market performance. Of course, the Acquiring Fund’s past performance (before and after taxes) does not necessarily indicate how the Acquiring Fund will perform in the future.

Updated performance information is available on the Acquiring Fund’s website at www.fpa.com or by calling (800) 982-4372.

Acquiring Fund

(as of 12/31/2019 of each year)

The Acquiring Fund’s highest/lowest quarterly results during this time period were:

Highest: 11.43%  (Quarter ended December 31, 2010 )

Lowest: -12.63%  (Quarter ended September 30, 2011 )

The Acquiring Fund’s year-to-date total return as of September 30, 2020: -8.92%

Average Annual Total Returns for Periods Ended December 31, 2019

This table compares the Acquiring Fund’s average total returns for the periods ended December 31, 2019 to those of an appropriate broad-based index. In addition, the table shows how the Acquiring Fund’s average annual total returns compare with the returns of (i) an index designed to represent the performance of small cap value equities.

	1-Year	5-Year	Ten Years
Before taxes	20.00%	6.71%	8.85%
After Taxes on Distributions(1)	19.01%	5.64%	7.92%
After Taxes on Distributions and Sale of Fund Shares(1)	12.56%	5.12%	7.09%
Russell 2000 Value Index (reflects no deductions for fees, expenses or taxes)	22.39%	6.99%	10.56%

(1)   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor’s tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Early withdrawal from a 401(k) account or an IRA could lead to taxation of the withdrawn amount as ordinary income and could be subject to an additional tax penalty. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Target Fund Performance

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Target Fund by showing changes in the Target Fund’s performance from year to year and by showing how average annual total returns for years 1, 5 and 10 calendar year periods compare with those of a broad measure of market performance. Of course, the Target Fund’s past performance (before and after taxes) does not necessarily indicate how the Target Fund or the Acquiring Fund will perform in the future.

Updated performance information is available on the Target Fund’s website at www.fpa.com or by calling (800) 982-4372.

Target Fund

(as of 12/31/2019 of each year)

The Target Fund’s highest/lowest quarterly results during this time period were:

Highest: 18.80%  (Quarter ended 12/31/2010)

Lowest: -19.82%  (Quarter ended 9/30/2011)

The Target Fund’s year-to-date total return as of September 30, 2020: -8.53%

Average Annual Total Returns for Periods Ended December 31, 2019

This table compares the Target Fund’s average total returns for the periods ended December 31, 2019 to those of an appropriate broad based index. In addition, the table shows how the Target Fund’s average annual total returns compare with the returns of an index designed to represent the performance of small cap equities.

	1-Year	5-Year	Ten Years
Before taxes	19.27%	-1.04%	4.69%
After Taxes on Distributions(1)	18.97%	-1.81%	3.46%
After Taxes on Distributions and Sale of Fund Shares(1)	11.51%	-0.82%	3.70%
Russell 2500 Index (reflects no deductions for fees, expenses or taxes)	27.77%	8.93%	12.58%

(1)   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor’s tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Early withdrawal from a 401(k) account or an IRA could lead to taxation of the withdrawn amount as ordinary income and could be subject to an additional tax penalty. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Financial Highlights

The financial highlights of each Fund are attached as Appendix C.

How does the management compare?

The following table describes the management of the Funds.

	Target Fund	Acquiring Fund
Investment Adviser	First Pacific Advisors, LP (“FPA”)	First Pacific Advisors, LP (“FPA”)
Investment Sub-Adviser	None	Bragg Financial Advisors, Inc. (“BFA”)
Management Fee (as a percentage of average daily net assets)

The Fund shall pay to FPA compensation at the annual rate of 0.75% of the first $50 million of the value of the net assets of the Fund, and 0.65% on the excess over $50 million of the value of the net assets of the Fund

The Fund shall pay to FPA compensation at the annual rate of 0.75% of the first $50 million of the value of the net assets of the Fund, and 0.65% on the excess over $50 million of the value of the net assets of the Fund.

In addition. FPA pays fees directly to BFA for the sub-advisory services BFA provides to the Acquiring Fund from FPA’s management fees described above.

Administrator	State Street Bank and Trust Company	UMB Fund Services, Inc.
Administrative Fee

Fee equal to the greater of (i) monthly installment of the annual per Fund minimum ($110,000) or (ii) the Fund’s pro rata share of the monthly fee based upon the average net assets of the Fund Complex on a monthly basis: 0.0055% of the first $20 billion in assets; 0.0035% of the next $20 billion in assets; and 0.0020% thereafter

Fee equal to $40,000 per series of the Bragg Capital Trust.
Portfolio Manager	Daniel D. Kaplan	Steve Scruggs

A discussion regarding the basis for the Target Fund Board’s approval of the investment advisory agreement for the Target Fund is available in the Target Fund’s semi-annual report for the six months ended September 30, 2019. A discussion regarding the basis for the Acquiring Fund Board’s approval of the investment advisory agreement for the Acquiring Fund will be available in the Acquiring Fund’s next shareholder report following the close of the Reorganization.

For the fiscal year ended March 31, 2020, the Target Fund paid FPA an effective management fee of 0.67% for services performed as a percentage of the average daily net assets.  After the Reorganization, the Acquiring Fund shall pay FPA a management fee pursuant to the fee schedule set forth in the above table based on the average daily net assets of the Acquiring Fund.

For more information on each of the service providers and portfolio managers noted above, please see Appendix B.

Additional information about the Reorganization

Rights of Shareholders

The Target Fund is organized as a Maryland corporation and is an open-end management investment company that commenced operations in 1966. The Target Fund is governed by a board of directors, currently consisting of six members. For more information on the history of the Target Fund, please see the Statement of Additional Information of the Target Fund, dated July 29, 2020.

The Acquiring Fund is organized as a separate series of Bragg Trust, an open-end management investment company organized as a Delaware statutory trust. Bragg Trust is governed by a board of trustees, currently consisting of six members. For more information on the history of Bragg Trust, please see the Statement of Additional Information of Bragg Trust below (Part B of this N-14).

The key differences in the rights of shareholders are described in the table below.

	Target Fund	Acquiring Fund
Election of Trustees/Directors

The members of the Board of Directors may be elected by the shareholders at a shareholders meeting, and each Director shall hold office until the shareholder meeting next after the Director’s election and until the Director’s successor has been duly elected and qualified, until the Director has resigned or has been removed.

Alternatively, any vacancy on the Board of Directors occurring by reason of any increase in the number of directors may be filled by a majority of the entire Board of Directors. Any vacancy on the Board of Directors occurring for any other cause may be filled by a majority of the remaining members of the Board of Directors. Any Director so chosen to fill a vacancy shall hold office until the next meeting of stockholders and until his successor shall have been duly elected and qualified.

A Trustee may be elected either by the Trustees or by the Shareholders.  The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the Trustees for that purpose and to the extent required by applicable law.  When a quorum is present at any meeting, a plurality of the Shares voted shall elect a Trustee.

Removal of Trustees/Directors

Any director, or any officer elected or appointed by the Board of Directors or by any committee of said Board or by the shareholders or otherwise, may be removed at any time, with or without cause, by the Board of Directors or by any committee or superior officers upon which or whom said power of removal may be conferred, in such lawful manner as may be provided by Maryland law.

A Trustee may be removed, with or without cause (i) by vote of the holders of two-thirds of the outstanding shares of the Trust at a meeting called for the purpose or (ii) by vote of two-thirds of the Trustees.

Termination

The Target Fund may be terminated by (i) a majority of the entire Board of Directors, and the affirmative vote of a two-thirds majority of the shares of common stock of the Target Fund at the time entitled to vote, if the Target Fund has shares outstanding at the time the Board moves to terminate the fund or (ii) by the majority of the entire Board of Directors alone, if the Target Fund has no shares outstanding at the time the Board moves to terminate the fund, consistent with relevant provisions of the Maryland Code of Corporations and Associations.

The Trust or any Series may be terminated at any time by: (i) by the Trustees, without shareholder approval, if a majority a majority of the Trustees determines that the continuation of the Trust or Series is not in the best interests of the Trust, such Series, or their respective Shareholders as a result of factors or events adversely affecting the ability of the Trust or such Series to conduct its business and operations in an economically viable manner; or (ii) by the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Trust or applicable Series entitled to vote or (2) 67% or more of the shares of the Trust or applicable Series entitled to vote and present at a meeting called for this purpose if more than 50% of the outstanding shares of the Trust or applicable Series entitled to vote are present at the meeting in person or by proxy.

Amendments to the Declaration of Trust

The Articles of Incorporation may be amended upon the vote of the holders of a majority of the shares of common stock of the Target Fund at the time entitled to vote. The Articles of Incorporation may also be amended by a vote of the majority of the Board of Directors, as permitted by applicable law.

The Trustees may, without any Shareholder vote, amend or otherwise supplement this Trust Instrument by making an amendment, a Trust Instrument supplemental hereto or an amended and restated trust instrument; provided, that Shareholders shall have the right to vote on any amendment that: (1) would affect the voting rights of Shareholders granted in the Trust Instrument; (2) would amend the Trust Instrument to change the terms by with the Trustees could amend the Trust Instrument without Shareholder approval; (3) is required to be approved by Shareholders by applicable law or by the Trust’s then-current registration statement filed with the SEC; or (4) any proposed amendment of the Trust Instrument submitted to Shareholders by the Trustees in their discretion.

	Target Fund	Acquiring Fund
Approval of a Reorganization

The Target Fund Board of Directors may approve a consolidation, merger or sale of all assets, consistent with relevant provisions of the Maryland Code of Corporations and Associations and relevant federal securities laws, provided such consolidation, merger or sale of all assets is approved by the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Target Fund entitled to vote or (2) 67% or more of the shares the Target Fund entitled to vote at a meeting called for this purpose if more than 50% of the outstanding shares of the Target Fund entitled to vote are present at the meeting in person or by proxy.

To the extent permissible under or not prohibited by the 1940 Act or applicable  laws of the  State  of  Delaware, the Trustees may, without Shareholder approval: (a) cause the Trust or any series or class thereof to merge, consolidate or sell, lease or exchange all or substantially all of the property or assets of the Trust or any series or class, including its good will, with or into or to, or purchase all or substantially all of the property or assets from, one or more entities, upon such terms and conditions and for such consideration as the Trustees may determine in their sole discretion, if the surviving or resulting entity is either the Trust or one its series or classes or another open-end management investment company under the 1940 Act, or a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act; or (b) cause the Trust to incorporate under the laws of Delaware.  Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

Limitation of Personal Liability	The shareholders of the Target Fund shall not be liable for, and their private property shall not be subject to, claim, levy or other encumbrance on account of debts or liabilities of the Target Fund.

No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series. Neither the Trust nor the Trustees shall have any power to bind any Shareholder personally or to demand payment from any Shareholder for anything, other than as agreed by the Shareholder. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

Dissenters’ rights and Preemptive Rights

The shareholders of the Target Fund do not have any right to purchase or subscribe for any shares of the common stock of the Target Fund of any class or any other security of the Target Fund which it may issue or sell other than such right, if any, as the Board of Directors in its discretion may determine. The Board of Directors has not granted such rights.

Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust

Dividends and Other Distributions

The Target Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. The Acquiring Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis and intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.  The Acquiring Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Acquiring Fund.

Tax Information

The Fund’s dividends and distributions are taxable, and will be taxed as ordinary income and/or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Capitalization of the Funds

The following table shows on an unaudited basis the capitalization of each of the Funds as of October 31, 2020 and on a pro forma basis as of October 31, 2020, giving effect to the Reorganization:

	Net Assets		Net Asset Value Per Share		Shares Outstanding(1)
Target Fund	$194,903,809	(2)	$28.92	(3)	6,738,882
Acquiring Fund	$150,410,922		$24.99		6,019,526
Acquiring Fund (pro forma)	$345,314,731		$24.99		13,818,116

(1)               The number of shares outstanding does not reflect purchase and sale transactions that had not yet settled as of October 31, 2020.

(2)               The Net Asset of the Target Fund presented in this table include an adjustment for the Target Fund’s bearing one-half of the expenses of the Reorganization. The expenses of the Reorganization excluding commissions are estimated to be equal to $265,000, and the one-half of these expenses that the Target Fund will be responsible for are estimated to be $132,500. In addition, the estimated costs, as of October 31, 2020, associated with liquidating the Target Fund’s portfolio holdings and purchasing securities consistent with portfolio holdings of the Acquiring Fund prior to the closing of the Reorganization would be approximately $100,000, bringing the total estimated expenses of the Target Fund associated with the Reorganization to $232,500.

(3)               The Net Asset Value per share of the Target Fund presented in this table include an adjustment for the Target Fund’s one-half of the expenses of the Reorganization plus commissions, which are estimated to be equal to approximately $0.04 per share.

Fiscal Year End

The fiscal year end for the Target Fund is March 31 and the fiscal year end for the Acquiring Fund is May 31.

The Agreement and Plan of Reorganization

The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a form of which is attached to this Proxy Statement/Prospectus as Appendix F.

The Agreement provides for: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for Institutional Class shares of the Acquiring Fund of equal aggregate net asset value; (ii) the assumption by the Acquiring Fund of all the Target Fund’s liabilities; (iii) the distribution by the Target Fund of Institutional Class shares of the Acquiring Fund to the shareholders of the Target Fund; and (iv) the termination, dissolution and complete liquidation of the Target Fund as soon as practicable after the closing.

The obligations of the Funds under the Agreement are subject to various conditions, including approval of the shareholders of the Target Fund and that the Funds receive an opinion from the law firm of Dechert LLP, counsel to the Target Fund, to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. The Agreement also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Agreement. The Agreement may be terminated by mutual agreement of the parties or by one party on certain other grounds.

Please refer to Appendix F to review the terms and conditions of the Agreement.

Expenses of the Reorganization

The Target Fund and FPA will each pay one-half of the expenses of the Reorganization. The expenses of the Reorganization include, but are not limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution of the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Meeting. The expenses of the Reorganization are estimated to be approximately $265,000 and do not include the transition costs described in “Portfolio Transitioning” below.

Portfolio Transitioning

If the Reorganization is approved by shareholders of the Target Fund, FPA plans to liquidate substantially all of the Target Fund’s then current portfolio holdings in order to facilitate alignment with Acquiring Fund’s portfolio. Although the Acquired Fund and Target Fund have similar principal investment strategies, they have different portfolio holdings; please see the “How do the principal investment strategies compare” section of the proxy statement. The estimated costs associated with liquidating the Target Fund’s portfolio holdings and purchasing securities consistent with the portfolio holdings of the Acquiring Fund, as of October 31, 2020, would be approximately $100,000 or 0.05% of the Target Fund’s net assets. Liquidating substantially all of the Target Fund’s portfolio, as of October 31, 2020, would result in a net capital loss of approximately $2.4 million or (1.2%) of the Target Fund’s net assets. Accordingly, the transition of the Target Fund’s portfolio is not expected to have material tax consequences for the Target Fund, which will make excise tax distributions prior to the Reorganization.

Tax Considerations

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Dechert LLP substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes:

•                  The transfer of the Assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of the Liabilities, followed by a distribution of those shares to the Target Fund Shareholders and the termination of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

•                  No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;

•                  The basis in the hands of the Acquiring Fund of the Assets transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such assets in the hands of the Target Fund immediately prior to the transfer;

•                  The holding periods of the Assets in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset);

•                  No gain or loss will be recognized by the Target Fund upon the transfer of the Assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution (whether actual or constructive) by the Target Fund of Acquiring Fund Shares to the Target Fund Shareholders in liquidation;

•                  The Target Fund Shareholders will not recognize a gain or loss upon the exchange of their Target Fund Shares solely for Acquiring Fund Shares as part of the Reorganization;

•                  The aggregate basis of the shares of the Acquiring Fund that the Target Fund Shareholders receive in connection with the Reorganization will be the same as the aggregate basis of their respective Target Fund Shares exchanged therefor; and

•                  The holding period for Acquiring Fund Shares that the Target Fund Shareholder receives in the Reorganization will include the period for which it held Target Fund Shares exchanged therefor, provided that on the date of the exchange it held such Target Fund Shares as capital assets.

Each opinion will be based on certain factual certifications made by the officers of the Target Fund and the Acquiring Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service (the “IRS”) or a court could disagree with Dechert LLP’s opinion, which therefore cannot be free from doubt.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in the Target Fund shares and the fair market value of the Acquisition Shares he or she received. Shareholders of the Target Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.

Prior to the closing of the Reorganization, the Target Fund will, and the Acquiring Fund may, declare a distribution to shareholders that together with all previous distributions will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions will be taxable to shareholders that are not in a tax-qualified plan.

As of October 31, 2020 the Acquiring Fund and the Target Fund have capital loss carryforwards of approximately $4,072,177 and $6,325,670, respectively. The Acquiring Fund plans to utilize its capital loss carryforwards to offset realized gains related to its planned distribution to its shareholders prior to the Reorganization for the purposes of reducing or eliminating federal excise taxes on the Acquiring Fund. The Target Fund plans to utilize its capital loss carryforwards to offset realized gains related to its planned portfolio transitioning prior to the Reorganization; please see the “Portfolio Transitioning” section above. The Acquiring Fund’s ability to carry forward and use pre-Reorganization capital losses of either the Acquiring Fund or the Target Fund may be limited. Under Section 381 of the Code, for the taxable year ending after the Closing Date, only that percentage of the Acquiring Fund’s capital gain net income, if any, for such taxable year (excluding capital loss carryforwards, if any) as corresponds to the portion of its taxable year that remains following the Reorganization can be reduced by capital loss carryforwards (including as otherwise limited) of the Target Fund. In addition, the loss limitation rules of Sections 382 and 383 of the Code will apply. One Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another Fund that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five calendar years. Also, a portion of a Fund’s pre-acquisition losses may become subject to an annual limitation on the amount that may be used to offset future gains. Any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, shareholders of a Fund may be subject to tax sooner, or incur more taxes as a result of the transactions that would take place as part of the Reorganization, than they would have had the Reorganization not occurred. The impact of the rules described herein will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each of the Target Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders of the Target Fund should also consult their tax advisors as to the state, local and foreign tax consequences, if any, of the Reorganization.

What is the FPA Board’s recommendation?

At a meeting held on August 28, 2020, after consideration of such factors and information it considered relevant (see below), the FPA Board, including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act (the “Independent Trustees”), approved the Agreement and voted to recommend to shareholders that they approve the Agreement. The FPA Board is therefore recommending that the Target Fund shareholders vote “FOR” the Agreement.

What factors did the FPA Board consider?

During their deliberations, the FPA Board, with the advice and assistance of counsel, reviewed and considered, among other things:

•                  that the Acquiring Fund’s current portfolio manager, Steve Scruggs, has significant portfolio management experience and an established track record related to managing the Acquiring Fund using a substantially similar investment objective and similar principal investment strategies as those of the Target Fund, and Mr. Scruggs is expected to continue to serve as the portfolio manager for the Acquiring Fund following the Reorganization, if approved;

•                  that there are no differences in the management fees of the Target Fund and the Acquiring Fund;

•                  that the total annual fund operating expenses of the Acquiring Fund’s Institutional Class shares following the closing of the Reorganization, without taking into consideration fee reductions and/or expense reimbursements, are anticipated to be lower than the total annual fund operating expenses of the Target Fund as of March 31, 2020, its most recent fiscal year end;

•                  that FPA has agreed to limit, for three years after the closing of the Reorganization, the Acquiring Fund’s Institutional Class shares’ total annual operating expenses to 0.89%, which is three (3) basis points lower than the Target Fund’s total annual operating expenses of 0.92% as of March 31, 2020, its most recent fiscal year end;

•                  that FPA is the investment adviser to the Acquiring Fund;

•                  that BFA, the sub-adviser of the Acquiring Fund, has a substantially similar investment philosophy and approach as FPA;

•                  that, if the Reorganization is approved, following the closing of the Reorganization, FPA would compensate BFA as sub-adviser but would no longer directly compensate and support the portfolio manager or analysts of the Target Fund, which would have the net effect of increasing FPA’s profitability;

•                  the capabilities, practices and resources of FPA to support the administrative services and compliance programs of the Acquiring Fund;

•                  the distribution-related experience and capabilities of FPA, which may advantage the prospects for future growth of the Acquiring Fund; and that the shareholders of the Target Fund may benefit from economies of scale, depending on the future growth of the Acquiring Fund;

•                  that the range and quality of services that the shareholders of the Target Fund would receive as shareholders of the Acquiring Fund are expected to be comparable to the range and quality of services that such shareholders currently receive;

•                  the terms and conditions of the Agreement and Plan of Reorganization;

•                  that the proposed Reorganization is expected to be tax-free for U.S. federal income tax purposes for the Target Fund; and

•                  that FPA and the Target Fund would each pay one-half of the expenses of the Reorganization.

What is the required vote?

Approval of the Agreement must be approved by the affirmative vote of a majority of the outstanding voting securities, as of the record date, of the Target Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Target Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Target Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Target Fund.

What happens if shareholders do not approve the Reorganization?

If shareholders of the Target Fund do not approve the Reorganization, the Target Fund will continue to be managed by FPA as described in its Prospectus until such time as the FPA Board determines what action should be taken, including engaging in a taxable liquidation of the Target Fund.

Obtaining Information from the SEC.

Bragg Trust and the Target Fund are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934 and the 1940 Act, and must file certain reports and other information with the SEC.

The reports and other information filed by the Acquiring Fund and the Target Fund can be inspected and copied at the public reference facilities maintained by the SEC located at 100 F Street, N.E., Washington, DC 20549.  Copies of such materials can be obtained from the Public Reference Section, Officer of Consumer Affairs and Information Service, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.

PROPOSAL 2, ADJOURNMENT OF THE MEETING

Shareholders of the Target Fund may be asked to consider and act upon one or more adjournments of the Meeting, if necessary or appropriate, to solicit additional proxies in favor of Proposal 1.

If a quorum is not present at the Meeting, shareholders may be asked to vote on the proposal to adjourn the Meeting to solicit additional proxies. If a quorum is present at the Meeting, but there are not sufficient votes at the time of the Meeting to approve Proposal 1, shareholders may also be asked to vote on a proposal to approve the adjournment of the Meeting to permit further solicitation of proxies in favor of Proposal 1 (the “Adjournment Proposal”).

If the Adjournment Proposal is submitted for a vote at the Meeting, and if shareholders vote to approve the Adjournment Proposal, the Meeting will be adjourned, to a date not more than 120 days after the original record date in accordance with the organizational documents of the Target Fund and applicable law, to enable us to solicit additional proxies in favor of the proposals. If the Adjournment Proposal is approved, and the Meeting is adjourned, we will use the additional time to solicit additional proxies in favor of Proposal 1, including the solicitation of proxies from shareholders that have previously voted against Proposal 1. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment

The Board believes that, if the number of shares of the Target Fund’s voting in favor of Proposal 1 is insufficient to approve the Proposal, it is in the best interests of shareholders to enable the Target Fund, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the Proposal. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Meeting for the purpose of soliciting additional proxies will allow the shareholders who have already completed and returned proxies to revoke them at any time prior to their use at the Meeting, as adjourned.

Required Vote

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast by shareholders present at the Meeting or by proxy at the Meeting. Abstentions and broker non-votes will have no effect on the Adjournment Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT/PROSPECTUS

Who is asking for my vote?

The FPA Board is soliciting your vote for a special meeting of the Target Fund’s shareholders.

How is my proxy being solicited?

The Target Fund has retained AST Fund Solutions, LLC (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of approximately $20,000, and the Target Fund and FPA will each pay one-half of this cost. As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Target Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The FPA Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative will explain the process, read the proposal on the Proxy Ballot, and ask for the shareholder’s instructions on the proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement/Prospectus. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at 888-605-1957. In addition to solicitation by mail, certain officers and representatives of the Target Fund, officers and employees of FPA or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The FPA Board has named J. Richard Atwood and E. Lake Setzler, III or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Target Fund a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting virtually may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

How do I attend the Virtual Meeting?

Shareholders of the Target Fund on the record date for the Special Meeting may participate in and vote at the Special Meeting  online by visiting the following website, visiting https://bluejeans.com/3104730225 (if you are asked to enter a meeting ID, please enter 3104730225), or by telephone by dialing either +1.408.419.1715  or +1.408.915.6290. Additional instructions for voting will be provided during the meeting.

Record Owners. If you are a shareholder of record of the Fund and wish to attend and vote at the Meeting, you will be asked to provide the control number found on the Proxy Card you received prior to voting.

Beneficial Owners. If you hold your shares through an intermediary, such as a bank or broker, you may use the website or telephone number above to participate in the meeting. Please be aware if your shares are held through a financial intermediary, and you wish to vote at the Meeting, you must first obtain a legal proxy from your financial intermediary and you will be asked to provide that legal proxy prior to voting.

Live Webcast of and Telephone Access to the Meeting. The live webcast of the meeting will begin promptly at 10:00 a.m., Pacific time on December 8, 2020. Online access to the webcast and telephone access to the meeting will each open approximately thirty minutes prior to the start of the meeting to allow time for you to log in and test the computer audio system. We encourage shareholders to access the meeting at least 15 minutes prior to the start time. Your vote is very important to us. Whether or not you plan to participate in the Special Meeting, we encourage you to vote your shares prior to the Special Meeting by one of the methods described on your Proxy Ballot.

Submitting Questions at the Virtual Shareholder Meeting. As part of the shareholder meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the meeting that are pertinent to the Fund and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submit your executed Proxy Ballot but do not vote on the proposal, your proxies will vote on the proposal as recommended by the FPA Board. If any other matter is properly presented at the Special Meeting, your proxies will vote in their discretion in accordance with their best judgment. At the time this Proxy Statement/Prospectus was printed, the FPA Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposal discussed in this Proxy Statement/Prospectus.

Quorum and Tabulation

Each shareholder of the Target Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. A quorum of shareholders is required to take action at the Special Meeting with respect to Proposal 1. For purposes of the Special Meeting, a quorum is present to transact business on a proposal if the holders of a majority of the outstanding shares of the Target Fund entitled to vote on the proposal are present in person (virtually) or by proxy. The shares represented by a proxy that is properly executed and returned will be considered to be present at the Special Meeting.   If a quorum is not present at the Meeting, the presiding officer or the shareholders who are represented at the Meeting or by proxy may adjourn the Meeting to permit the further solicitation of proxies.

Adjournments

Shareholders of the Target Fund may be asked to consider and act upon one or more adjournments of the Meeting, if necessary or appropriate, to solicit additional proxies in favor of Proposal 1.

If a quorum is not present at the Meeting, shareholders may be asked to vote on the proposal to adjourn the Meeting to solicit additional proxies. If a quorum is present at the Meeting, but there are not sufficient votes at the time of the Meeting to approve Proposal 1, shareholders may also be asked to vote on a proposal to approve the adjournment of the Meeting to permit further solicitation of proxies in favor of Proposal 1 (the “Adjournment Proposal”).

If the Adjournment Proposal is submitted for a vote at the Meeting, and if shareholders vote to approve the Adjournment Proposal, the Meeting will be adjourned, to a date not more than 120 days after the original record date in accordance with the organizational documents of the Target Fund and applicable law, to enable us to solicit additional proxies in favor of the proposals. If the Adjournment Proposal is approved, and the Meeting is adjourned, we will use the additional time to solicit additional proxies in favor of Proposal 1, including the solicitation of proxies from shareholders that have previously voted against Proposal 1. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast by shareholders present at the Meeting or by proxy at the Meeting.

Broker Non-Votes and Abstentions

For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote AGAINST the approval of the Reorganization, because an absolute percentage of affirmative votes is required to approve the Reorganization.

As used above, “broker non-votes” relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, such as the proposal to approve the Reorganization.

For purposes of approval, the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast by shareholders present at the Meeting or by proxy at the Meeting. Abstentions and broker non-votes will have no effect on the Adjournment Proposal.

How many shares are outstanding?

As of November 2, 2020 (the “Record Date”), the Target Fund had 6,733,865 shares of beneficial interest outstanding and entitled to vote:

All shareholders of the single class of the Target Fund will vote together Shares have no preemptive or subscription rights. To the knowledge of FPA, as of the Record Date, the officers and trustees of the Target Fund, as a group, owned less than 5% of the outstanding shares of the Target Fund.

Appendix E hereto lists the persons that, as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of any class of the Target Fund and the Acquiring Fund. A control person can have a significant impact on the outcome of a shareholder vote.

Dissenters’ Rights

If the Reorganization is approved at the Special Meeting, the Target Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. Shareholders of the Target Fund, however, have the right to redeem their shares at net asset value until the Closing Date of the Reorganization. After the Reorganization, the Target Fund shareholders will hold shares of the Acquiring Fund, which may also be redeemed at net asset value.

Can shareholders submit proposals for a future shareholder meeting?

The Target Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required by law. Shareholders of the Target Fund who want to present a proposal for action at a future meeting should submit a written proposal to the Target Fund for potential inclusion in a future proxy statement a reasonable amount of time before the Target Fund begins to print and mail its proxy materials. Submission of a proposal does not necessarily mean that such proposal will be included in the Target Fund’s proxy statement.  Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. If the Reorganization of the Target Fund is approved by its shareholders, there will be no further meetings of shareholders of the Target Fund.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.

By order of the Board of Directors of FPA Capital Fund, Inc.

Name: Rebecca Gilding
Title: Secretary of FPA Capital Fund, Inc.
Date: November 17, 2020

Appendix A — Additional Information Applicable to the Acquiring Fund

Below is information regarding the Acquiring Fund. All references to the Fund or the Funds in this Appendix A refer to the Acquiring Fund, either individually or as one of the two series of the Bragg Trust, unless otherwise noted.  Additional information applicable to the Target Fund is summarized under the sections entitled “Other Shareholder Services” and “Distributions and Taxes” in the Target Fund’s prospectus, which is incorporated by reference into this proxy statement.

Portfolio Holdings Disclosure

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.

Portfolio Manager

Steve Scruggs, CFA has been employed by BFA since January 2000. Mr. Scruggs is Director of Research and Senior Portfolio Manager of BFA. Mr. Scruggs holds a Bachelor’s Degree from North Carolina State University and an MBA from Wake Forest University. He is a CFA charter holder and member of the CFA Institute.

The Fund’s Statement of Additional Information contains additional information regarding Mr. Scruggs’ compensation, other accounts managed by Mr. Scruggs, and Mr. Scruggs’ ownership of securities in the Fund.

SHAREHOLDER INFORMATION

PURCHASE AND INVESTMENT MINIMUMS

The minimum initial investment in Investor Class, Advisor Class, and Institutional Class shares is $1,500, $50,000, and $100,000, respectively, for regular accounts. For retirement plans, the minimum initial investment in Investor Class, Advisor Class, and Institutional Class shares is $1,500, $1,500, and $5,000, respectively. The minimum subsequent investment is $100 for each class of shares for regular accounts and retirement plans. Minimum initial investments may be waived if, in the investment advisor’s opinion, doing so would be in the interest of all shareholders. For instance, if a group or class of investors would agree to invest amounts on a regular basis, such as in a 401k plan, or if the investment advisor has reason to believe that waiving the minimum would allow the Fund to attract more assets which would reduce the Fund’s operating expenses for all shareholders once certain asset levels are reached.

All orders are subject to acceptance, and we may reject purchases to protect other shareholders.

SHARE PRICE

Net Asset Value. The Fund calculates its share price, also called net asset value, as of the close of trading on the New York Stock Exchange (“NYSE”), every day the NYSE is open, normally 4:00 p.m. Eastern time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Non-U.S. securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day, as described in greater detail below. Orders received by UMB Fund Services, Inc. at the Fund’s P.O. Box address are priced based upon the Fund’s share price at the close of trading on the day received at the P.O. Box.

The Fund uses various methods and inputs to establish the value of its investments, other assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve. Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, or if an equity security is unlisted, such equity securities are generally valued at the last available bid price. Fixed income securities are valued at the last reported sales price, if available and if the security is actively traded. Most fixed income securities are generally valued at prices obtained from pricing vendors. If no such vendor prices are available, such fixed income securities are valued using at least three broker quotes (or two broker quotes if three are not available). Vendors value fixed income securities based on one or more of the following inputs: transactions, bids, offers, quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities’ value in the judgment of the Fund’s officers, are valued at the most recent bid price. Currency forwards are valued at the closing currency exchange rate which is typically not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under fair valuation procedures adopted by authority of the Board. For example, if trading in a security has been halted, suspended or otherwise materially restricted; a security has been de-listed from a national exchange; a security has not been traded for an extended period of time; there is other data that may call into question the reliability of market quotations; or if events occur between the close of markets outside the United States and the close of regular trading on the NYSE that, in the opinion of the Adviser, materially affect the value of any of the Fund’s securities that trade principally in those international markets, those securities will be valued in accordance with such fair value procedures. Various inputs may be reviewed in order to make a good faith determination of a security’s value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; financial statements of the issuer; size of the holding; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; changes in overall market conditions; reports prepared by internal or external analysts, third party pricing consultants and/or industry experts; valuations from brokers and/or market makers; and other factors that the Adviser reasonably believes to be relevant under the circumstances. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions, which due to their small size, may receive evaluated prices by pricing services that reflect a large block trade and not what actually could be obtained for the odd-lot position. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred. Use of fair valuation procedures is intended to result in more appropriate net asset values.

Additional fair value procedures are followed to address issues related to Fund holdings outside the United States. Non-U.S. securities held by the Fund trade in markets that open and close at   different times, reflecting time zone differences. If significant events occur after the close of a market (and before the Fund’s net asset value is next determined) which affect the value of these portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, significant price changes in other markets. The Fund may utilize an independent fair valuation service in adjusting the valuations of non-U.S. securities. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Orders received by authorized dealers, certain retirement plans and certain other financial intermediaries before the NYSE closes, if communicated to UMB Fund Services, Inc. by later deadlines on the following business day, are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after UMB Fund Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to UMB Fund Services, Inc. within the times specified by the Fund. No other action is required by the shareholder who places an order with a financial intermediary.

How to Redeem Your Shares

Redeeming (Selling) Your Shares—Redemption Payments May Be Made By Check, Wire or ACH. You can redeem (sell) for cash without charge any or all of your Fund shares at any time by sending a written request to UMB Fund Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about applicable procedures for selling Fund shares.

The amount of time for a redeeming shareholder to receive redemption proceeds will vary based on the method of payment elected (i.e., ACH, wire, check). Redemption proceeds by check will generally be mailed to you within three to seven business days after UMB Fund Services, Inc., receives a properly completed redemption request; and redemption proceeds by ACH or wire will generally be sent to you within one to three business days after UMB Fund Services, Inc., receives a properly completed redemption request (as described below under “Written Requests” and “Telephone Transactions”). Generally your redemption request cannot be processed on days the NYSE is closed. If you purchase shares by check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemption proceeds are normally paid in cash; however, subject to the limits described below in “In-Kind Transactions,” the Fund reserves the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. For cash redemptions, under normal market conditions, the Fund typically expects to meet such redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio securities. In addition, for temporary or emergency purposes, the Fund may borrow to meet redemption requests.

The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when: (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.

The Fund’s transfer agent, consistent with relevant regulatory guidance or court rulings, may place a temporary hold on the payment of redemption proceeds from an account if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older, or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Written Requests. Requests must be signed by the registered shareholder(s). If you hold a stock certificate, it must be included with your written request. A signature guarantee is required if the redemption is:

•                  Made payable to someone other than the registered shareholder or to somewhere other than the registered address; or

•                  By a shareholder that is a corporation, partnership, trust or fiduciary.

A signature guarantee must be a Stamp 2000 Medallion Signature Guarantee and can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents such as articles of incorporation, business licenses, partnership agreements or trust documents may be required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators.

Telephone Transactions. You must elect the option on the Account Application to have the right to sell your shares by telephone. If you wish to make an election to have the right to sell your shares via telephone or to change such an election after opening an account, you will need to complete an Account Privileges Change Form with a signature guarantee. Sales via telephone are not available for shares in certificate form.

If you have elected the option to sell your Fund shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to receive the proceeds of such redemptions. There is a $3.50 charge per wire. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.

UMB Fund Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither UMB Fund Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

The Fund can change or discontinue telephone redemption privileges without notice.

Automatic Redemption (Sale) of Your Shares. If as a result of a redemption, your account value falls below $500, the Fund can direct UMB Fund Services, Inc. to redeem your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

Escheatment. If your account is deemed “abandoned” or “unclaimed” under state law, the Fund may be required to “escheat” or transfer the assets in your account to the applicable state’s unclaimed property administration. The state may sell escheated Fund shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. Escheatment rules vary considerably by state. Please check your state’s unclaimed or abandoned property department website for specific information. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active, and promptly cash all checks for dividends, capital gains and redemptions. Neither the Fund, the Fund’s transfer agent, the Fund’s distributor nor the Adviser or its affiliates will be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Shareholders’ Accounts

When you invest in the Fund, the Transfer Agent will establish an account to which all full and fractional shares (to three decimal places) will be credited. Your purchase will receive the NAV next calculated after the Transfer Agent has received your order. The Fund will not issue share certificates evidencing shares of the Fund. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption.

Initial Purchase

The initial purchase may be made by check or by wire in the following manner:

By Check

You should complete and sign the account application which accompanies this Prospectus, and send it along with a check for the initial investment payable to the FPA Queens Road Small Cap Value Fund to:

Regular Mail

UMB Fund Services, Inc.

P.O. Box 2175

Milwaukee, Wisconsin 53201

Overnight Delivery

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212-3948

Please include on your check the name of the Fund: FPA Queens Road Small Cap Value Fund

By Wire

In order to expedite the investment of funds, you may advise your bank or broker to transmit funds via Federal Reserve Wire System to:

UMB Bank, n.a.

1010 Grand Blvd.

Kansas City, MO 64106

ABA #: 101000695

For credit to: FPA Queens Road Funds

For further credit to:

Account #: 9871996352

Investor Account Number

Name or Account Registration

SSN or TIN

Name of Fund to be purchased

Your name and account number (if available) should also be provided. Your bank may charge a fee for the wire transfer of funds, which is your responsibility.

In addition, all shareholder inquiries regarding either Fund, including any requests for copies of the Fund’s Statement of Additional Information (“SAI”), should be directed to:

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212-3948

Through Brokers

The Fund may be made available through a network of brokers. Please check with your broker on the availability of the Fund.

Subsequent Purchases

You may make additional purchases in the following manner:

By Check

You should mail a check made payable to the Fund to the Transfer Agent. Include your account number on the check.

By Wire

Funds may be wired by following the previously stated instructions for an initial purchase.

An order confirmation will be mailed to you.

Automatic Investment Plan

The Automatic Investment Plan permits you to purchase shares of the Fund at monthly intervals, provided that your bank allows automatic withdrawals. At your option, the bank account that you designate will be debited by an amount that you specify, and such funds will be used to purchase shares of the Fund on a monthly basis. To participate in the Automatic Investment Plan, call the Transfer Agent at (800) 638-3060 to obtain the appropriate forms. The Automatic Investment Plan does not assure a profit and does not protect against loss in declining markets. You may terminate your participation with the Automatic Investment Plan at any time by notifying the Transfer Agent in writing.

Other Information Concerning Purchase of Shares

The Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons. If an order is canceled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from your account to reimburse it for any loss. For purchases of $50,000 or more, the Fund may, in its discretion, require payment by wire or cashier’s or certified check. Cash, money orders and travelers checks are not accepted as payment for shares.

Medallion Signature Guarantee

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation. Shareholders redeeming more than $50,000 worth of their shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the Account Privileges Change Form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the Account Privileges Change Form. If withdrawals continually exceed reinvestments, your account will be reduced and ultimately exhausted. Please note that concurrent withdrawals and purchases are ordinarily not in your best interest and you will generally recognize any taxable gains or losses on the withdrawals.

Other Information Concerning Redemption

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.

How to Exchange Your Shares

You can add to an existing FPA Fund account or start a new FPA Fund account by exchanging your shares of the Fund for shares of other FPA Funds, namely FPA Crescent Fund, FPA Flexible Fixed Income Fund, FPA New Income, Inc., FPA Queens Road Value Fund and FPA U.S. Value Fund, Inc. The availability of shares of FPA New Income, Inc. to new investors is limited as described in the FPA New Income, Inc. prospectus.

The Fund can change or discontinue the right to exchange Fund shares into other FPA Funds upon 60 days’ notice to shareholders.

You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the Account Application).

Exchanges and purchases are effected at the share price next determined after receipt of a proper request (as described above under “Written Requests”) by UMB Fund Services, Inc.

For federal income tax purposes, an exchange is treated as a sale of Fund shares and could result in a capital gain or loss.

Exchanges are subject to the following restrictions:

•                  You are limited to four exchanges in one account during any calendar year;

•                  Shares must be owned 15 days before exchanging, and cannot be in certificate form unless you deliver the certificate when you request the exchange;

•                  An exchange is subject to the same initial investment minimums required for each particular FPA Fund and, at a minimum, requires the purchase of shares with a value of at least $1,000; and

•                  Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

For more information or for prospectuses for other FPA Funds, please visit https://www.fpa.com/funds. You should read the prospectuses of these other funds and consider differences in objectives and policies before making any exchange.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Excessive Trading and Market Timing

The Fund is not intended as a vehicle for frequent trading and/or market timing in an attempt to profit from short-term fluctuations in the securities markets and does not accommodate frequent trading. The Board has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund’s portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see the section titled “How to Exchange Your Shares”). Irrespective of exchange limits, the Fund reserves the right to reject any purchase request (including in connection with an exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Notifications will be made in writing by the Fund within five days. There can be no assurance that the Fund will successfully detect or prevent market timing.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Fund earns income from its investments and distributes that income, if and to the extent it exceeds expenses, to its shareholders as dividends. The Fund also realizes capital gains and losses from the sale or exchange of its investments and distributes any net capital gains to its shareholders as capital gain distributions (as used in this section, together with income dividends, “distributions”). The Fund distributes any distributions at least annually.

Distributions the Fund pays may be reinvested automatically in Fund shares at net asset value or taken in cash. If your account is held directly with the Fund and you would like to receive distributions in cash, contact UMB Fund Services, Inc. at (800) 638-3060. If your account is with a securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you prefer.

Householding: To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at (800) 638-3060 on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

TAXES

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive generally are subject to federal income tax, whether you receive them in cash or reinvest them in additional shares. Fund distributions to IRAs (including Roth IRAs) and qualified retirement plans generally are tax-free, but may be taxable upon later distribution from such accounts.

Distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains (if any) from certain non-U.S. currency transactions (i.e., “dividends”) are generally taxed as ordinary income. The Fund’s dividends attributable to “qualified dividend income” (generally, dividends it receives on stock of most U.S. and certain non-U.S. corporations with respect to which the Fund satisfies certain holding period and other restrictions) are subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the rates for long-term capital gains—a maximum of 15% or 20%, depending on whether the individual shareholder’s income exceeds certain threshold amounts.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and, for individual shareholders, are subject to the 15% or 20% maximum federal income tax rates mentioned above. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your Fund shares or whether you reinvested your distributions.

Fund distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31.

When you sell (redeem) Fund shares, including pursuant to an exchange, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain that an individual shareholder recognizes on a redemption of his or her Fund shares that have been held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned above.

The federal income tax you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax. Shortly after the end of each calendar year, the Fund will send you a tax statement that will detail the distributions you received during that year and will show their tax status. This may be separate from the statement that covers your share transactions. Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.

The Fund is required to withhold 24% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realize a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service (“Service”) tells the Fund that you are subject to backup withholding or you are subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

If you buy shares when the Fund has earned or realized, but not yet distributed, ordinary income or net capital gains, you will be “buying a dividend” by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares).

The amounts of the Fund’s distributions are driven by federal tax requirements. The Fund’s required taxable distributions to shareholders may be significant even if the Fund’s overall performance for the period is negative.

Generally, if you are investing in the Fund through a tax-advantaged retirement plan or account, distributions paid by the Fund are not taxable to you on a current basis (but may be taxable upon withdrawal from such plan or account).

An individual is required to pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

A Fund shareholder’s basis in Fund shares acquired after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is HIFL (highest in, first long-term) basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use the average basis method or a different acceptable basis determination method (e.g., a specific identification method). The method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from the redemption of shares, the Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best Service-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.

This section summarizes some of the consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Appendix B — Service Providers and Portfolio Managers

Service Providers of Each Fund

First Pacific Advisors, LP — Investment Adviser of each Fund

First Pacific Advisors, LP (“FPA”), a Delaware Limited Partnership, together with its predecessor organizations, has been in the investment advisory business since 1954 and has served as the adviser of the Target Fund, together with its predecessor organizations, since July 11, 1984. In addition, FPA has served as the investment adviser of the Acquiring Fund since November 1, 2020. Presently, FPA manages assets of approximately $23 billion and serves as the investment adviser for ten investment companies including one closed-end investment company, and more than 40 institutional, sub-advised and private fund accounts. Currently, the personnel of FPA consists of 31 persons engaged full-time in portfolio management research in addition to 57 persons engaged full time in trading, administrative, financial or clerical activities. The Adviser is headquartered at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. The portfolio manager, who is affiliated with the Adviser, selects investments for the Fund.

FPA offers investment advisory services in several fundamental value-oriented investment strategies, including:  Absolute Fixed Income, Contrarian Value, Contrarian Value Equity, Small/Mid-Cap Absolute Value, U.S. Value, and Multi-Advisor Strategy. It maintains its principal office at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

FPA is controlled by J. Richard Atwood and Steven T. Romick as the sole shareholders and directors of FPA GP, Inc., the General Partner of FPA.

Bragg Financial Advisors, Inc. — Investment Sub-Adviser to the Acquiring Fund

Bragg Financial Advisors, Inc. (“BFA”), a registered investment adviser located at 1031 South Caldwell Street, Suite 200, Charlotte, NC 28203, is the Funds’ investment adviser. Each Fund has retained BFA to provide management and investment advisory services. BFA provides investment management and supervision to individuals and institutions. As of June 30, 2020, the firm manages over $1.8 billion on a discretionary basis.

BFA is controlled by Benton S. Bragg, John C. Bragg and Phillips M. Bragg, who each are direct owners of at least 25% of BFA.

State Street Bank and Trust Company — Administrator and Custodian of the Target Fund

State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts 02111, serves as the administrator and custodian to the Target Fund.  State Street Bank and Trust Company is responsible for managing the administrative affairs and custody matters for the Target Fund. It also serves as administrator and custodian to other mutual funds.

UMB Fund Services, Inc. — Administrator and Fund Accountant of the Acquiring Fund

UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, WI, 53212, serves as the administrator and fund accountant to the Acquiring Fund.  UMB Fund Services, Inc. is responsible for managing the administrative affairs and fund accounting matters for the Acquiring Fund. It also serves as administrator and fund accountant to other mutual funds.

US Bank, N.A. — Custodian of the Acquiring Fund

US Bank, N.A., located at 425 Walnut Street, Cincinnati, OH, 45202, serves as the custodian to the Acquiring Fund. US Bank, N.A. is responsible for managing the custody matters for the Acquiring Fund. It also serves as custodian to other mutual funds.

Portfolio Manager of Each Fund

Acquiring Fund

Steve Scruggs, CFA has been employed by BFA since January 2000. Mr. Scruggs is Director of Research and Senior Portfolio Manager of BFA. Mr. Scruggs holds a Bachelor’s Degree from North Carolina State University and an MBA from Wake Forest University. He is a CFA charter holder and member of the CFA Institute.

B-1

Target Fund

Daniel D. Kaplan is primarily responsible for the day-to-day management of the Fund’s portfolio, subject to the supervision of the Adviser’s Management Committee.

Mr. Kaplan is the portfolio manager of the Fund (since July 2020) and a Vice President of the Adviser. Mr. Kaplan joined the Adviser in 2019. Prior to that, Mr. Kaplan served as a Senior Credit and Investment Analyst, and Trader for Akanthos Capital Management from 2005 to 2019. Mr. Kaplan is supervised by the Adviser’s Management Committee.

B-2

Appendix C — Financial Highlights

Acquiring Fund

The financial highlights tables are intended to help you understand the Acquiring Fund’s financial performance for the last five fiscal years and reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Acquiring Fund (assuming the reinvestment of dividends and distributions). The information has been audited by the Acquiring Fund’s Independent Registered Public Accounting Firm, Cohen & Company, Ltd., whose report, along with the Acquiring Fund’s’ financial statements, is included in the Acquiring Fund’s Annual Report, which is available upon request.

Financial Highlights

	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017		Year Ended May 31, 2016
Net Asset Value, Beginning of Year	$23.61	$27.32	$25.93	$25.26		$24.52

Income from Investment Operations:
Net Investment Income (Loss)(1)	0.03	0.05	0.02	(0.00	)(2)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.55	(1.28)	1.94	2.01		0.84
Total from Investment Operations	0.58	(1.23)	1.96	2.01		0.82

Less Distributions:
Net Investment Income	(0.01)	(0.03)	—	—		—
Net Realized Gains	(0.96)	(2.45)	(0.57)	(1.34)		(0.08)
Total Distributions	(0.97)	(2.48)	(0.57)	(1.34)		(0.08)

Net Asset Value, End of Year	$23.22	$23.61	$27.32	$25.93		$25.26

Total Return	1.89%	(4.26)%	7.55%	7.87%		3.37%

Ratios and Supplemental Data:
Net Assets, End of Year (in thousands)	$127,037	$118,454	$133,630	$140,683		$143,376
Ratio of Expenses to Average Net Assets	1.18%	1.18%	1.22%	1.24%		1.24%
Ratio of Net Investment Income to Average Net Assets	0.10%	0.20%	0.08%	(0.02)%		(0.07)%
Portfolio Turnover Rate	24%	27%	6%	27%		23%

(1)   Computed using average shares method.

(2)   Amount is less than $0.005 per share.

Target Fund

The financial highlights table is intended to help you understand the Target Fund’s financial performance for the past five years. Certain information reflects financial results for a single Target Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Target Fund purchased at net asset value and assuming reinvestment of all dividends and distributions. The information for each of the years ended March 31, 2016, March 31, 2017, and March 31, 2018 were audited by another independent registered public accounting firm. The information for the years ended March 31, 2019 and March 31, 2020, have been audited by Ernst & Young LLP, whose report dated May 20, 2020, along with the Target Fund’s financial statements and related notes, is included in the Target Fund’s annual report, which is available upon request.

C-1

	Year Ended March 31
	2020	2019	2018	2017	2016
Per share operating performance:
Net asset value at beginning of year	$31.29	$33.42	$36.39	$32.41	$37.66
Income from investment operations:
Net investment income*	0.32	0.26	0.05	0.05	0.12
Net realized and unrealized gain (loss) on investment securities	(5.67)	(1.05)	(1.47)	5.80	(4.92)
Total from investment operations	(5.35)	(0.79)	(1.42)	5.85	(4.80)
Less distributions:
Dividends from net investment income	(0.08)	(0.25)	—	(0.10)	(0.12)
Distributions from net realized capital gains	(0.18)	(1.09)	(1.55)	(1.77)	(0.33)
Total distributions	(0.26)	(1.34)	(1.55)	(1.87)	(0.45)
Redemption fees	—	—	— **	— **	— **
Net asset value at end of year	$25.68	$31.29	$33.42	$36.39	$32.41
Total investment return***	(17.23)%	(1.92)%	(4.05)%	18.09%	(12.74)%
Ratios/supplemental data:
Net assets, end of year (in $000’s)	$182,647	$275,353	$353,266	$789,441	$759,467
Ratio of expenses to average net assets	0.92%	0.89%	0.83%	0.80%	0.77%
Ratio of net investment income to average net assets	1.03%	0.78%	0.15%	0.14%	0.34%
Portfolio turnover rate	87%	82%	66%	23%	45%

*                             Per share amount is based on average shares outstanding.

**                      Rounds to less than $0.01 per share.

***               Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

C-2

Appendix D — Principal Risks of the Target Fund

ADDITIONAL INFORMATION ABOUT PRINCIPAL RISKS

Risks Associated with Investing in Equities. Equity securities, generally common stocks, preferred stocks and/or depositary receipts, held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally or in any jurisdiction in which the Fund invests, may increase the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs or factors directly related to a specific company, such as decisions made by its management.

Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns. Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies. The prices of securities of smaller-cap and mid-cap companies tend to fluctuate more widely than those of larger, more established companies. Smaller-cap and mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies. The securities of smaller- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Risks Associated with Investing in Non-U.S. Securities. Non-U.S. investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. Certain of the risks noted below may also apply to securities of U.S. issuers with significant non-U.S. operations. Investments in non-U.S. securities involve the following risks:

•                  The economies of some non-U.S. markets often do not compare favorably with that of the U.S. in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or non-U.S. capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

•                  Governmental actions—such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes—may adversely affect investments in non-U.S. markets. Such governments may also participate to a significant degree, through ownership or regulation, in their respective economies.

•                  The governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair the Fund’s ability to purchase or sell non-U.S. securities or transfer its assets or income back to the U.S. or otherwise adversely affect the Fund’s operations.

•                  Other non-U.S. market risks include foreign exchange controls, difficulties in pricing securities, defaults on non-U.S. government securities, difficulties in enforcing favorable legal judgments in non-U.S. courts, and political and social instability. Legal remedies available to investors in some non-U.S. countries are less extensive than those available to investors in the U.S. Many non-U.S. governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could adversely affect the Fund’s non-U.S. holdings or exposures.

•                  Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the portfolio manager to completely and accurately determine a company’s financial condition or otherwise assess a company’s creditworthiness.

•                  Because there may be fewer investors on non-U.S. exchanges and smaller numbers of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of non-U.S. securities may be more volatile than prices of securities traded in the U.S.

•                  Non-U.S. markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed, and the Fund’s assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment or reduce its exposure because of these delays.

•                  Changes in currency exchange rates will affect the value of the Fund’s non-U.S. holdings or exposures.

•                  The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions, increasing the transaction costs paid directly or indirectly by the Fund.

•                  International trade barriers or economic sanctions against non-U.S. countries may adversely affect the Fund’s non-U.S. holdings or exposures.

•                  Global economies are increasingly interconnected, which increases the possibilities that conditions in one country, region or financial market might adversely impact a different country, region or financial market.

The severity or duration of these conditions may be affected if one or more countries leave the European Union, or the euro currency or if other policy changes are made by governments or quasi-governmental organizations.

The Fund may invest in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Global Depositary Notes (“GDNs”), which are certificates evidencing ownership of securities of a non-U.S. issuer. Depositary receipts may be sponsored by the non-U.S. issuer or unsponsored. Depositary receipts are subject to the risks of changes in currency or exchange rates and the risks of investing in non-U.S. securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that would be considered material in the U.S., or to pass through to shareholders any voting rights with respect to the deposited securities. Therefore, there may be less information available regarding these issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Risks Associated with Investing in Emerging Markets. In investing the Fund’s assets, the portfolio manager focuses on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws, although there can be no assurance that the Fund’s assets will in all cases be invested in countries that offer such protections, and such investments may be subject to heightened risk. The Fund’s investments in non-U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Risks Associated with Value Investing. Value securities, including those selected by the portfolio manager for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund’s value discipline may result in a portfolio of stocks that differs materially from its illustrative index.

Securities selected by the portfolio manager using a value strategy may never reach their intrinsic value because the market fails to recognize what the portfolio manager considers to be the true business value or because the portfolio manager has misjudged those values. There may be periods during which the investment performance of the Fund suffers while using a value strategy.

Liquidity Risk. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, non-U.S. securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments under certain circumstances. Lower-rated debt securities tend to be less liquid than higher-rated securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Furthermore, reduced number and capacity of dealers and other counterparties to “make markets” in fixed income securities, in connection with the growth of the fixed income markets, may increase liquidity risk with respect to the Fund’s investments in fixed income securities. When there is no willing buyer and investments cannot be readily sold, the Fund may have to lower the selling price, sell other investments, or may not be able to sell the securities at all and may have to forego another, more appealing investment opportunity, any of which could have a negative effect on the Fund’s performance. These securities may also be difficult to value and their values may be more volatile because of liquidity risk. Increased Fund redemption activity may negatively impact Fund performance and increase liquidity risk due to the need of the Fund to sell portfolio securities. Regulatory changes may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. Liquidity risk may intensify during periods of economic uncertainty.

Over-the-Counter Risk. Securities traded in OTC markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

U.S. Government Securities Risk. Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks in comparison to U.S. Treasury securities or other securities supported by the full faith and credit of the U.S. government. Any security guaranteed by the U.S. government or its agencies or instrumentalities, or a security backed by the U.S. Treasury or the full faith and credit of the United States, is guaranteed or backed only as to the timely payment of interest and principal when held to maturity, but the market values for such securities are not guaranteed and will fluctuate.

Any market movements, regulatory changes or changes in political or economic conditions that affect the U.S. government agencies or instrumentalities in which the Fund invests may have a significant impact on the Fund’s performance. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency or instrumentality may adversely affect the market price of securities issued or guaranteed by other government agencies or instrumentalities. Because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio manager’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio manager may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, or the market may continue to undervalue the Fund’s securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance. Moreover, there can be no assurance that all of the Adviser’s personnel will continue to be associated with the Adviser for any length of time. The loss of services of one or more key employees of the Adviser, including the portfolio manager, could have an adverse impact on the Fund’s ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio manager may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer’s financial condition, national or international political events, market disruptions, public health emergencies, such as the spread of infectious illness or disease, natural disasters, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline. In addition, the Fund may rely on various third-party sources to calculate its net asset value. Errors or systems failures and other technological issues may adversely impact the Fund’s calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.

Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

Risks Associated with Investing in Repurchase Agreements. A repurchase agreement is a short-term investment. The Fund acquires a debt security that the seller agrees to repurchase at a future time and set price. If the seller declares bankruptcy or defaults, the Fund may incur delays and expenses liquidating the security. The security may also decline in value or fail to provide income.

Appendix E — Security Ownership of Certain Beneficial and Record Owners

The following table provides information about the persons or entities who, to the knowledge of the Target Fund, owned beneficially or of record 5% or more the Target Fund’s outstanding shares as of November 2, 2020:

Name and Address	Percentage of Total Shares Outstanding	Type of Ownership
Charles Schwab & Co.* 101 Montgomery Street San Francisco, California 94104-4151	5.54%	Record

*For the benefit of its customers.

The following table provides information about the persons or entities who, to the knowledge of Bragg Trust, owned beneficially or of record 5% or more of any class of the Acquiring Fund’s outstanding shares as of November 2, 2020:

Name and Address	Percentage of Total Shares Outstanding		Type of Ownership
Charles Schwab & Co.* 101 Montgomery Street San Francisco, California 94104-4151	43.19	%**	Record
Pershing, LLC* P.O. Box 2052 Jersey City, NJ 07303-2052	35.68	%**	Record
National Financial Services LLC* 200 Liberty Street One World Financial Center New York, NY 10281	15.61		Record

*For the benefit of its customers. ** May be deemed to control the Fund.

E-1

Appendix F — Form of Agreement and Plan of Reorganization

FORM OF AGREEMENT AND PLAN OF REORGANIZATION
FPA CAPITAL FUND, INC., AND

BRAGG CAPITAL TRUST,
ON BEHALF OF THE FPA QUEENS ROAD SMALL CAP VALUE FUND

The Board of Directors of FPA Capital Fund, Inc. (“Capital Board”), a Maryland corporation, and the Board of Trustees of the Bragg Capital Trust (the “Bragg Board”), a Delaware statutory trust, deem it advisable that FPA Queens Road Small Cap Value Fund (the “Acquiring Fund”), a series of the Bragg Capital Trust (“Bragg Trust”) and FPA Capital Fund, Inc. (the “Acquired Fund”) engage in the reorganization described below.

This agreement is intended to be and is adopted as a plan of reorganization and liquidation (“Plan”) within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Institutional Class shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Acquired Fund and the Acquiring Fund are each a registered open-end, management investment company or a series of a registered open-end management investment company and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Bragg Board has determined, with respect to the Acquiring Fund, that the Reorganization is in the best interests of the shareholders of the Acquiring Fund and that the interests of the shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization; and

WHEREAS, the Capital Board has determined, with respect to the Acquired Fund, that the Reorganization is in the best interests of the shareholders of the Acquired Fund and that the interests of the shareholders of the Acquired Fund would not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                                      Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of all of the Acquired Fund’s Liabilities and the Liquidation of the Acquired Fund

1.1          Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (the “Closing Date”).

1.2          The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, the “Assets”).

1.3          The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, the “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of the sum of its investment company taxable income (computed without regard to any deduction for dividends paid) plus realized net capital gain, if any, plus net tax-exempt income, if any, for the current taxable year through the Closing Date.

1.4          Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to its shareholders of record with respect to each class of shares, determined as of immediately after the close of business on the Closing Date

(“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate.  Such distribution and liquidation will be accomplished, with respect to the Institutional Class of the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders, respectively, shall, with respect to each class, be equal to the aggregate net asset value of the shares of the Institutional Class of the Acquired Fund (“Acquired Fund Shares”) of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund, although any share certificates representing interests in shares of the Acquired Fund will represent a number of the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3.  The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5          Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3.  Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s current prospectus.

1.6          Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “SEC”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date.

2.             Valuation

2.1          The value of the Assets shall be the value of such Assets computed immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being the “Valuation Date”), using the valuation procedures described in the then-current prospectus and statement of additional information, each as may be supplemented, with respect to the Acquired Fund, and valuation procedures established by the Capital Board; provided, however, that in the event of any inconsistency with the valuation procedures of the Acquiring Fund, the parties hereto shall confer and mutually agree on the valuation.

2.2          The net asset value of an Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures described in the Acquiring Fund’s then-current prospectus and statement of additional information, each as may be supplemented and valuation procedures established by the Bragg Board; provided, however, that in the event of any inconsistency with the valuation procedures of the Acquiring Fund, the parties hereto shall confer and mutually agree on the valuation.

2.3          The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Acquired Fund Shares determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the same class, determined in accordance with paragraph 2.2.

2.4          All computations of value shall be made by State Street Bank and Trust Company (“State Street”), in its capacity as administrator for the Acquired Fund and the Acquiring Fund. All such computations shall be evaluated by First Pacific Advisors, LP (“FPA”), in its capacity as investment adviser of each Fund.  All such computations shall be subject to confirmation by each of the Acquired Fund’s and the Acquiring Fund’s record keeping agent and by each of the Acquired Fund’s and the Acquiring Fund’s independent registered public accounting firm.

3.             Closing and Closing Date

3.1          The Closing Date shall be on or about December 11, 2020, or such other date as the parties may agree.  All acts taking place at the closing of the transactions provided for in this Plan (“Closing”) shall be deemed to take place simultaneously immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be 4:00 p.m. Eastern time. The Closing shall occur at such place or solely by means of remote communication as the parties may agree.

3.2          The Acquired Fund shall direct State Street Bank and Trust Company as custodian for the Acquired Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian, which Custodian also serves as the custodian for the Acquiring Fund, to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), in which the Assets are deposited, the Assets deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3          The Acquired Fund shall direct UMB Fund Services, Inc., in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund, prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund on the Closing Date, or provide other evidence satisfactory to the Acquired Fund as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4          In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board or FPA, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.             Representations and Warranties

4.1          Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Acquired Fund, the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

(a)         The Acquired Fund is duly organized as a corporation, validly existing and in good standing under the laws of the State of Maryland with power under the Acquired Fund’s  Articles of Incorporation and By-Laws, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted;

(b)         The Acquired Fund is a registered open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act, and the registration of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)          No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and such as may be required by state securities laws;

(d)         The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)          On the Closing Date, the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)           The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Acquired Fund’s Articles of Incorporation or By-Laws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund, is a party or by which it is bound;

(g)          Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, all material contracts or other commitments of the Acquired Fund (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)         Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated;

(i)             The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund dated May 31, 2020, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund, as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)            Since March 31, 2020, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)         On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)             For each taxable year of its operation (including the taxable year ending on the Closing Date) that it was a registered investment company, the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income, net tax-exempt income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income, net tax-exempt income and net capital gain for the period ending on the Closing Date;

(m)     All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares;

(n)         The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Plan will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)         The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority) that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(p)         The combined proxy statement/prospectus (the “Proxy Statement”) to be included in the Registration Statement, as set forth in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2          Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of Bragg Trust, Bragg Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

(a)         The Acquiring Fund is duly organized as a series of Bragg Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under Bragg Trust’s Declaration of Trust and By-Laws, as amended from time to time, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)         Bragg Trust is a registered open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c)          No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)         The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)          On the Closing Date, Bragg Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f)           The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of Bragg Trust’s Declaration of Trust or By-Laws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Bragg Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Bragg Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g)          Except as otherwise disclosed in writing to and accepted by Bragg Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Bragg Trust’s knowledge, threatened against Bragg Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. Bragg Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(h)         The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund dated May 31, 2020, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund, as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i)             Since May 31, 2020, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the

Acquiring Fund, of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund, due to declines in market values of securities held by the Acquiring Fund, the discharge of liabilities, or the redemption of shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(j)            On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Bragg Trust’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)         For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income, net tax-exempt income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l)             All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Bragg Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m)     The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board, on behalf of the Acquiring Fund, and this Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)         The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(o)         The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(p)         The Proxy Statement to be included in the Registration Statement as set forth in paragraph 5.6, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, on the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.3          Representation and Warranty of FPA. FPA represents and warrants to each Fund, that the execution, delivery and performance of this Plan will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of FPA, and this Plan will constitute a valid and binding obligation of FPA, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

5.             Covenants of the Acquiring Fund and the Acquired Fund

5.1          The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other distribution that may be advisable.

5.2          The Acquired Fund has called a Special Meeting of the Shareholders of the Acquired Fund to consider and act upon this Plan and has taken all other action necessary to obtain approval of the transactions contemplated herein.

5.3          The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.4          The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5          Subject to the provisions of this Plan, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6          The Acquired Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement (referred to in paragraph 4.1(p)) to be included in a Registration Statement on Form N-14 (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.7          As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8          The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.9          The Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as Bragg Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) The Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) Bragg Trust’s, on behalf of the Acquiring Fund, title to and possession of the Assets and otherwise to carry out the intent and purpose of this Plan.

5.10        The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.11        The intention of the parties is that the transaction contemplated by this Plan will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of Bragg Trust, the Acquired Fund or the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or result in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, Bragg Trust, the Acquired Fund and the Acquiring Fund shall take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to each of the Acquired Fund and Bragg Trust, on behalf of the Acquiring Fund to render the tax opinion required herein (including without limitation, each party’s execution of representations reasonably requested by and addressed to counsel).

6.             Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund, to complete the transactions provided for herein shall be subject to, at the Acquired Fund’s election, the performance by Bragg Trust, on behalf of the Acquiring Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1          All representations and warranties of Bragg Trust, on behalf of the Acquiring Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2          Bragg Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of Bragg Trust, on behalf of the Acquiring Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as the Acquired Fund shall reasonably request;

6.3          Bragg Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Closing Date;

6.4          Bragg Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by Bragg Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.5          The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

6.6          Bragg Trust, on behalf of the Acquiring Fund, shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Acquired Fund, dated as of the Closing Date, covering the following points:

(a)         The Acquired Fund is a corporation duly formed, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets and to carry on its business, including that of the Acquired Fund, as a registered investment company or series thereof;

(b)         The Plan has been duly authorized by the Acquired Fund, and, assuming due authorization, execution and delivery of the Plan by Bragg Trust, is a valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(c)          The execution and delivery of the Plan did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquired Fund’s Articles of Incorporation or By-Laws, each as may be amended from time to time, or any provision of any agreement specified in a Certificate of Officer of the Acquired Fund to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or any judgment or decree to which the Acquired Fund is a party or by which it is bound, specified in such a Certificate of Officer;

(d)         To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required to be obtained by the Acquired Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(e)          The Acquired Fund is a registered investment company classified as a management company of the open-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(f)           To the knowledge of such counsel (as to which such counsel may rely exclusively on a certificate of an officer of the Acquired Fund), and except as otherwise disclosed to Bragg Trust pursuant to paragraphs 4.1(i) of this Plan, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

7.             Conditions Precedent to Obligations of the Acquiring Fund

The obligations of Bragg Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject to, at Bragg Trust’s election, the performance by the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1          All representations and warranties of the Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2          The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

7.3          The Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as the Acquiring Fund shall reasonably request;

7.4          The Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Acquired Fund, on or before the Closing Date;

7.5          The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6          The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income, net tax-exempt income, if any, and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income, net tax-exempt income and net realized capital gains from any period to the extent not otherwise already distributed.

7.7          The Acquired Fund shall have received on the Closing Date the opinion of Dechert LLP, counsel to Bragg Trust, dated as of the Closing Date, covering the following points:

(a)         Bragg Trust is a business trust organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the Acquiring Fund’s properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered investment company;

(b)         The Plan has been duly authorized, executed, and delivered by Bragg Trust, on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Plan by the Acquired Fund, is a valid and binding obligation of Bragg Trust on behalf of the Acquiring Fund enforceable against Bragg Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(c)          The Acquiring Fund Shares to be issued as provided by this Plan are duly authorized, upon delivery will be validly issued and outstanding, and will be fully paid and non-assessable by Bragg Trust and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(d)         The execution and delivery of the Plan did not, and the consummation of the transactions contemplated hereby will not, result in a violation of Bragg Trust’s Declaration of Trust and By-Laws, each as may be amended from time to time, or any provision of any agreement specified in a Certificate of Officer of Bragg Trust, to which Bragg Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under such agreement or any judgment or decree to which Bragg Trust is a party or by which it is bound, specified in such a Certificate of Officer;

(e)          No consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by Bragg Trust in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(f)           Bragg Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(g)          The N-14 has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued; and

(h)         To the knowledge of such counsel (as to which such counsel may rely exclusively on a certificate of an officer of Bragg Trust), and except as otherwise disclosed to the Acquired Fund pursuant to this Plan, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Bragg Trust or the Acquiring Fund and neither Bragg Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

8.             Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to either the Acquiring Fund or the Acquired Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1          On the Closing Date, no action, suit or other proceeding shall be pending or, to either the Acquiring Fund or the Acquired Fund’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.2          This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund’s Articles of Incorporation and By-Laws, as amended from time to time, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, either the Acquired Fund or the Acquiring Fund, may not waive the conditions set forth in this paragraph 8.2;

8.3          All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by both the Acquired Fund and the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4          The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5          The parties shall have received the opinion of counsel to each of the Acquired Fund and the Bragg Trust, on behalf of the Acquiring Fund, substantially to the effect that, based upon certain facts, assumptions and representations, the transaction contemplated by this Plan, for federal income tax purposes.

(a)         The transfer of the Assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of the Liabilities, followed by a distribution of those shares to the Acquired Fund Shareholders and the termination of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

(b)         No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;

(c)          The basis in the hands of the Acquiring Fund of the Assets transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(d)         The holding periods of the Assets in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset);

(e)          No gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution (whether actual or constructive) by the Acquired Fund of Acquiring Fund Shares to the Acquired Fund Shareholders in liquidation;

(f)           The Acquired Fund Shareholders will not recognize a gain or loss upon the exchange of their Acquired Fund Shares solely for Acquiring Fund Shares as part of the Reorganization;

(g)          The aggregate basis of the shares of the Acquiring Fund that the Acquired Fund Shareholders receive in connection with the Reorganization will be the same as the aggregate basis of their respective Acquired Fund Shares exchanged therefor; and

(h)         The holding period for Acquiring Fund Shares that an Acquired Fund Shareholder receives in the Reorganization will include the period for which it held Acquired Fund Shares exchanged therefor, provided that on the date of the exchange it held such Acquired Fund Shares as capital assets.

The delivery of such opinion is conditioned upon receipt by counsel to each of the Acquired Fund and the Bragg Trust, on behalf of the Acquiring Fund, of representations it shall request of either the Acquired Fund or Bragg Trust, on behalf of the Acquiring Fund. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph 8.5.

9.             Indemnification

9.1          Bragg Trust, out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

9.2          The Acquired Fund, out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

10.          Brokerage Fees and Expenses

10.1        The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the Reorganization.

10.2        The Target Fund and FPA will each pay one-half of the expenses of the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.          Entire Agreement; Survival of Warranties

11.1        Each of the Acquired Fund and the Bragg Trust, on behalf of the Acquiring Fund, agrees that it has not made any relevant representation, warranty or covenant, not set forth herein and that this Plan constitutes the entire agreement between the parties.

11.2        The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.          Termination

12.1        This Plan may be terminated by the mutual agreement of the Acquired Fund and Bragg Trust, on behalf of the Acquiring Fund, prior to the Closing Date.

In addition, the Acquired Fund or Bragg Trust, on behalf of the Acquiring Fund, may at its option terminate this Plan prior to the Closing Date because:

(a)         Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)         Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Plan or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Plan pursuant to this Section 9.2(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or

(c)          The Boards of Directors of the Acquired Fund or the Board of Trustees of Bragg Trust has resolved to terminate this Plan after determining in good faith that circumstances have developed that would make proceeding with the Reorganization not in the best interests of the Acquired Fund’s shareholders or the Acquiring Fund’s shareholders.

13.          Amendments

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the Special Meeting of the Shareholders of the Acquired Fund called by the Acquired Fund, pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Plan to the detriment of such shareholders without their further approval.

14.          Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Funds, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025, Attn: J. Richard Atwood, President of each Fund, in each case with a copy to Dechert LLP, One Bush Street, Suite 1600, San Francisco, CA 94104, Attn: Mark D. Perlow, Esq.

15.          Headings; Governing Law; Assignment; Limitation of Liability; Counterparts

15.1        The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

15.2        This Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

15.3        This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan. Except as expressly provided otherwise in this Plan, the parties hereto will bear the expenses relating to the Reorganization as set forth in Section 10.2 as mutually agreed upon.

15.4        This Plan may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

PART B

FPA Capital Fund, Inc.

Statement of Additional Information

November 17, 2020

Acquisition of the Assets and Liabilities of: FPA Capital Fund, Inc., (the “Target Fund”) 11601 Wilshire Boulevard, Suite 1200 Los Angeles, California 90025	By, and in Exchange for, Shares of the FPA Queens Road Small Cap Value Fund (a series of Bragg Capital Trust) (the “Acquiring Fund”) 11601 Wilshire Boulevard, Suite 1200 Los Angeles, California 90025

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated November 17, 2020, relating specifically to the proposed the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Institutional Class shares of beneficial interest of the Acquiring Fund, the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided in the Proxy Statement/Prospectus dated November 17, 2020 (the “Reorganization”). Unless otherwise indicated, capitalized terms used herein have the same meanings as are given to them in the Proxy Statement/Prospectus. To obtain a copy of the Proxy Statement/Prospectus, please contact FPA Capital Fund, Inc., 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025 or by calling toll-free (800) 638-3060.

DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS

This Statement of Additional Information of the Acquiring Fund consists of these introductory pages, the accompanying pro forma financial information and related notes and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

•	Prospectus for the Target Fund, dated July 29, 2020, as supplemented; (Securities Act File No 002-28157; Accession Number 0001104659-20-087849);

•	Prospectus for the Acquiring Fund, dated September 28, 2020, as supplemented; (Securities Act File No 333-85850; Accession Number 0001398344-20-019219);

•	Statement of Additional Information of the Target Fund, dated July 29, 2020, as supplemented; (Securities Act File No 002-28157; Accession Number 0001104659-20-087849);

•	Statement of Additional Information of the Acquiring Fund, dated September 28, 2020, as supplemented; (Securities Act File No 333-85850; Accession Number 0001398344-20-019219);

•	Annual Report to shareholders of the Target Fund for the fiscal year ended March 31, 2020; (Securities Act File No 002-28157; Accession Number 0001104659-20-068232);

•	Semi Annual Report to shareholders of the Target Fund for the period ended September 30, 2019; (Securities Act File No 002-28157; Accession Number 0001104659-19-070429); and

•	The financial statements in the Annual Report to shareholders of the Acquiring Fund for the period ended May 31, 2020; (Securities Act File No 033-85850; Accession Number 0001398344-20-015431).

•

The financial statements in the Semi-Annual Report to shareholders of the Acquiring Fund for the period ended November 30, 2019; (Securities Act File No 033-85850; Accession Number 0001398344-20-002034).

FINANCIAL STATEMENTS

Target Fund

For additional information, see the March 31, 2020 annual report of the Target Fund.

Acquiring Fund

For additional information, see the May 31, 2020 financial statements in the annual report of the Acquiring Fund.

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PRO FORMA FINANCIAL INFORMATION

The pro forma information provided herein should be read in conjunction with the shareholder reports noted above, which are on file with the SEC and are available at no charge. The pro forma information provided herein is unaudited and is provided as of May 31, 2020, the Acquiring Fund’s fiscal year end. First Pacific Advisors, LP (“FPA”),  the investment adviser to each of the Target Fund and the Acquiring Fund, has made certain estimates and assumptions relating to the reporting of assets, liabilities, income and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.

The Target Fund and the Acquiring Fund are both managed by FPA. In addition, the Acquiring Fund is sub-advised by Bragg Financial Advisors, Inc. (“BFA”). The Target Fund is a Maryland Corporation. The Acquiring Fund is a series of Bragg Capital Trust, a Delaware statutory trust. Each of the Target Fund and the Acquiring Fund is a diversified open-end investment management company.

The Target Fund and FPA will each pay one-half of the expenses of the Reorganization. The expenses of the Reorganization include, but are not limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution of the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Meeting. The expenses of the Reorganization are estimated to be approximately $265,000 and do not include the costs associated with transitioning the Target Fund’s portfolio as described below. The Target Fund will be subject to its share of Reorganization expenses whether or not the Reorganization is consummated.

Although the Target Fund and Acquiring Fund are managed using similar principal investment strategies, they have different portfolio holdings.  If the Reorganization is approved by shareholders of the Target Fund, it is anticipated that substantially all of the investments held by the Target Fund will be sold prior to the Reorganization to align with the portfolio of the Acquiring Fund. The estimated costs associated with liquidating the Target Fund’s portfolio holdings and purchasing securities consistent with the portfolio holdings of the Acquiring Fund, as of October 31, 2020, would be approximately $100,000 or 0.05% of the Target Fund’s net assets. Liquidating substantially all of the Target Fund’s portfolio, as of October 31, 2020, would result in a net capital loss of approximately $2.4 million or (1.2%) of the Target Fund’s net assets. These cost relate to portfolio transitioning prior to the Reorganization are in addition to the expenses of the Reorganization discussed above. During this transition period, the Target Fund may not pursue its investment objective and principal investment strategies.

As of October 31, 2020 the Acquiring Fund and the Target Fund have capital loss carryforwards of approximately $4,072,177 and $6,325,670, respectively. The Acquiring Fund plans to utilize its capital loss carryforwards to offset realized gains related to its planned distribution to its shareholders prior to the Reorganization for the purposes of reducing or eliminating federal excise taxes on the Acquiring Fund. The Target Fund plans to utilize its capital loss carryforwards to offset realized gains related to its planned portfolio transitioning prior to the Reorganization; please see the “Portfolio Transitioning” section in the proxy statement for additional information. The Acquiring Fund’s ability to carry forward and use pre-Reorganization capital losses of either the Acquiring Fund or the Target Fund may be limited; please see the “Tax Considerations” section in the proxy statement for additional information.

The Acquiring Fund will be the accounting survivor of the Reorganization, and its financial performance will continue for purposes of the financial statements prepared in future periods.

The Target Fund offers a single class of shares that are not subject to any distribution and/or service (12b-1) fees. In connection with the Reorganization, shareholders of the Target Fund will receive Institutional Class shares of the Acquiring Fund. Institutional Class shares of the Acquiring Fund are not subject to any distribution and/or service (12b-1) fees.

The net assets of the Target Fund as of May 31, 2020 amounted to approximately $203,950,290.

The net assets of the Acquiring Fund as of May 31, 2020 amounted to approximately $127,037,067.

The Target Fund pays FPA management fees as an annual percentage of the fund’s average daily net assets as follows: 0.75% of the first $50 million of the value of the net assets of the Fund, and 0.65% on the excess over $50 million of the value of the net assets of the Fund.

The Acquiring Fund pays FPA management fees as an annual percentage of the fund’s average daily net assets as follows: 0.75% of the first $50 million of the value of the net assets of the Fund, and 0.65% on the excess over $50 million of the value of the net assets of the Fund. In addition, FPA pays subadvisory fees to BFA, the subadviser of the Acquiring Fund, from its own assets and not from the assets of the Target Fund or the Acquiring Fund.

The pro forma effective management fee for the fiscal year ended May 31, 2020, assuming the Reorganization is approved, would have been 0.66% for services performed as a percentage of the average daily net assets.

It is anticipated that the Reorganization will qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code. Accordingly, pursuant to this treatment, the Target Fund, the Acquiring Fund, and the shareholders are not expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement, and

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the aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor immediately before the Reorganization.

FPA has agreed to limit, for three years after the closing of the Reorganization, the Acquiring Fund’s Institutional Class shares’ total annual operating expenses to 0.89%, which is three (3) basis points lower than the Target Fund’s total annual operating expenses of 0.92% as of March 31, 2020, its most recent fiscal year end. Amounts waived or reimbursed by FPA, in its role as investment adviser of the Acquiring Fund beginning November 1, 2020, may be recouped by FPA within three years from the date of the waiver or reimbursement; however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Because each of the Target Fund and the Acquiring Fund pays FPA management fees as an annual percentage of the relevant fund’s average daily net assets as follows: 0.75% of the first $50 million of the value of the net assets of the relevant fund, and 0.65% on the excess over $50 million of the value of the net assets of the relevant fund, on a pro forma basis, for the year ended May 31, 2020, the Reorganization would not have resulted in changes in management fees paid to FPA.

NOTE 1 — Significant Accounting Policies of the Target Fund

FPA Capital Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund’s primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, (“U.S. GAAP”). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements in the March 31, 2020 annual report of the Target Fund.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

NOTE 2 — Significant Accounting Policies of the Acquiring Fund

The following is a summary of accounting policies followed by the Acquiring Fund in the preparation of their financial statements. The Acquiring Fund is an investment company and, as such, these financial statements have applied the guidance set forth in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.”

Federal Income Taxes: The Acquiring Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes.

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Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Acquiring Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Acquiring Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Acquiring Fund to analyze all open tax years 2017 — 2019, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended May 31, 2020, the Acquiring Fund did not have a liability for any unrecognized tax benefits. The Acquiring Fund has no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders: The Acquiring Fund distributes net investment income and net realized gains (net of any capital loss carryovers), if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/ (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of Estimates: The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other: The Acquiring Fund follows industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Acquiring Fund. Withholding taxes on foreign dividends have been provided for in accordance with the Acquiring Fund’s understanding of the applicable country’s tax rules and regulations. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities purchased are accreted and amortized over the life of the respective securities using the effective interest method.

Security Valuation: Securities, including common stocks and closed-end funds, which are traded on a national securities exchange are valued at the last quoted sales price, and are generally classified as a Level 1 investment. Investments in mutual funds, including money market funds, are valued at the ending net asset value provided by the Acquiring Fund, and are generally classified as a Level 1 investment. If there are no sales reported, the Fund’s common stock securities will be valued using the last reported bid price. The money market demand account is priced at cost and is generally classified as a Level 1 investment. Fixed income securities are priced by an independent pricing service. The pricing service may use one or more pricing models. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by and under the direction of the Trust’s Board of Trustees, and are generally classified as a Level 3 investment.

In accordance with GAAP, fair value is defined as the price that the Acquiring Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

•

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common stocks, closed-end funds, demand deposits and mutual funds are generally categorized as Level 1.

•

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Fixed income securities, repurchase agreements, and securities valued by an independent fair value pricing service are generally categorized as Level 2.

•

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

As of May 31, 2020, the Acquiring Fund did not hold any Level 3 securities. There were no transfers into or out of level 3 during the current year.

The following is a summary of the inputs used to value the Acquiring Fund’ securities by level within the fair value hierarchy as of May 31, 2020.

Acquiring Fund

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$111,679,178	$—	$—	$111,679,178
Short-Term Investments	17,771,200	—	—	17,771,200
Total	$129,450,378	$—	$—	$129,450,378

*	All sub-categories within common stocks represent Level 1 investments. See Schedules of Investments for industry categories included in the May 31, 2020 annual report of the Acquiring Fund.

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FORM N-14

PART C

FPA CAPITAL FUND, INC.

OTHER INFORMATION

Item 15.	Indemnification

Registrant’s Articles of Incorporation provide that the Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

Pursuant to the Distribution Agreement between Registrant and UMB Distribution Services, LLC (“Provider”), Registrant shall indemnify, defend and hold Provider, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled Provider within the meaning of Section 15 of the Securities Act (“Provider Indemnitees”), free and harmless from and against: (1) any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, fines, penalties, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Provider and each of the Provider Indemnitees may incur under the Securities Act, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the Registration Statement or any Prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Registrant’s obligation to indemnify Provider and any of the foregoing Provider. Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to Provider and furnished to Registrant or its counsel by Provider in writing for the purpose of, and used in, the preparation thereof; or (2) any and all Losses which Provider and each of the Provider Indemnitees may incur in connection with this Agreement, Provider’s performance hereunder, or Provider’s acting in accordance with instructions from Registrant or its representatives, except to the extent the Losses result from Provider’s breach of this Agreement or from Provider’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

Part C - 1

Item 16. Exhibits

(1)

Articles of Incorporation were filed as Exhibit (a) to Post-Effective Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on June 3, 1999 and is incorporated herein by reference.

(2)(a)

By-Laws, as amended February 14, 1994 were filed as Exhibit (b) to Post-Effective Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on June 3, 1999 and is incorporated herein by reference.

(2)(b)

Amendment to Article II, Section 7, of the By-Laws, effective February 6, 2006 was filed as Exhibit (b)(1) to Post-Effective Amendment No. 55 of Registrant’s Registration Statement on Form N-1A filed on August 1, 2006 and is incorporated herein by reference.

(2)(c)

Amendment to Article II, Section 7, of the By-Laws, effective August 7, 2006 was filed as Exhibit (b)(2) to Post-Effective Amendment No. 56 of Registrant’s Registration Statement on Form N-1A filed on August 1, 2007 and is incorporated herein by reference.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization — included as Appendix F to Part A hereof.

(5)(a)	Article VI (Shares) and Article VIII (Stockholder Powers) of the Articles of Incorporation of the Registrant.

(5)(b)	Article I (Stockholders) and Article IV (Stock) of the By-Laws of the Registrant.

(6)

Investment Advisory Agreement between Registrant and First Pacific Advisors, LLC (now, First Pacific Advisors, LP) was filed as Exhibit (d) to Post-Effective Amendment No. 56 of Registrant’s Registration Statement on Form N-1A filed on August 1, 2007 and is incorporated herein by reference.

(7)(a)

Distribution Agreement between Registrant and UMB Distribution Services, LLC was filed as Exhibit (e)(1) to Post-Effective Amendment No. 63 of Registrant’s Registration Statement on Form N-1A filed on May 30, 2013 and is incorporated herein by reference.

(7)(b)

Specimen Dealer Assistant Agreement for the Sale of Shares of FPA Funds was filed as Exhibit (e)(2) to Post-Effective Amendment No. 63 of Registrant’s Registration Statement on Form N-1A filed on May 30, 2013 and is incorporated herein by reference.

(8)	Not applicable.

(9)(a)

Custodian Contract between Registrant and State Street Bank and Trust Company was filed as Exhibit (g)(1) to Post-Effective Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on June 3, 1999 and is incorporated herein by reference.

(9)(b)	Custodian Fee Schedule was filed as Exhibit (g)(2) to Post-Effective Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on June 3, 1999 and is incorporated herein by reference.

(9)(c)

Amendment to the Custodian Contract was filed as Exhibit (g)(3) to Post-Effective Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on June 3, 1999 and is incorporated herein by reference.

(9)(d)

Custodian Fee Schedule Addendum for GNMA Securities Traded through Participants Trust Company was filed as Exhibit (g)(4) to Post-Effective Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on June 3, 1999 and is incorporated herein by reference.

(9)(e)

Amendment to the Custodian Contract was filed as Exhibit 8.5 to Post-Effective Amendment No. 44 of Registrant’s Registration Statement on Form N-1A filed on August 1, 1996 and is incorporated herein by reference.

(9)(f)

Amendment to the Custodian Contract was filed as Exhibit 8.6 to Post-Effective Amendment No. 46 of Registrant’s Registration Statement on Form N-1A filed on July 31, 1998 and is incorporated herein by reference.

Part C - 2

(9)(g)

Amendment to the Custodian Contract was filed as Exhibit (g)(7) to Post-Effective Amendment No. 51 of Registrant’s Registration Statement on Form N-1A filed on May 31, 2002 and is incorporated herein by reference.

(10)	Not applicable.

(11)	Opinion and consent of Dechert LLP with respect to legality of securities — Filed herewith.

(12)	Form of opinion of Dechert LLP with respect to tax matters — Filed herewith.

(13)(a)

Agreement and Articles of Merger dated September 20, 1993 was filed as Exhibit (h)(1) to Post-Effective Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on June 3, 1999 and is incorporated herein by reference.

(13)(b)

Transfer Agency Agreement between UMB Fund Services, Inc. and the Registrant was filed as Exhibit (h)(2) to Post-Effective Amendment No. 63 of Registrant’s Registration Statement on Form N-1A filed on May 30, 2013 and is incorporated herein by reference.

(13)(c)

UMB Fund Services, Inc. Retirement Plan Agreement was filed as Exhibit (h)(3) to Post-Effective Amendment No. 63 of Registrant’s Registration Statement on Form N-1A filed on May 30, 2013 and is incorporated herein by reference.

(13)(d)

Administration Agreement between Registrant and State Street Bank and Trust Company was filed as Exhibit (h)(4) to Post-Effective Amendment No. 68 of Registrant’s Registration Statement on Form N-1A filed on July 29, 2015 and is incorporated herein by reference.

(14)(a)	Consent of Independent Registered Public Accounting Firm of the Acquiring Fund — Filed herewith.

(14)(b)	Consent of Independent Registered Public Accounting Firm of the Target Fund — Filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney — Filed herewith.

(17)	Not applicable.

Item 17. Undertaking

(1)                           The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)                           The undersigned Registrant agrees that every prospectus filed under paragraph (1) above will be filed as a part of an amendment to this registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)                           The undersigned Registrant agrees to file an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this registration statement within a reasonable time after receipt of such opinion.

Part C - 3

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Los Angeles in the State of California on the 13th day of November, 2020.

BRAGG CAPITAL TRUST
By:	/s/ J. Richard Atwood
J. Richard Atwood
President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

	Signatures	Title	Date

	/s/ J. Richard Atwood	Director and President	November 13, 2020
	J. Richard Atwood	(Principal Executive Officer)

	/s/ E. Lake Setzler III	Treasurer	November 13, 2020
	E. Lake Setzler III	(Principal Financial Officer)

	/s/ Sandra Brown*	Director	November 13, 2020
Sandra Brown

	/s/ Mark L. Lipson*	Director	November 13, 2020
Mark L. Lipson

	/s/ Alfred E. Osborne, Jr.*	Director	November 13, 2020
Alfred E. Osborne, Jr.

	/s/ A. Robert Pisano*	Director	November 13, 2020
A. Robert Pisano

	/s/ Patrick B. Purcell*	Director	November 13, 2020
Patrick B. Purcell

* By:	/s/ J. Richard Atwood
J. Richard Atwood
as Attorney-in-Fact

*  Pursuant to Power of Attorney filed herewith.

EXHIBIT INDEX

Opinion and consent of Dechert LLP with respect to legality of securities	Ex. 11
Opinion and consent of Dechert LLP with respect to tax matters	Ex. 12
Consent of Independent Registered Public Accounting Firm of the Acquiring Fund	Ex. 14(a)
Consent of Independent Registered Public Accounting Firm of the Target Fund	Ex. 14(b)
Powers of Attorney	Ex. (16)